Exhibit 4.2












                           REDIFF.COM INDIA LIMITED

                                      AND

                                CITIBANK, N.A.,
                                  as Trustee





                            SUBORDINATED INDENTURE








                            Dated as of ___________



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                               TABLE OF CONTENTS

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                                        ARTICLE I DEFINITIONS

   Section 1.1        Certain Terms Defined..............................................................1

                                        ARTICLE II SECURITIES

   Section 2.1        Forms Generally....................................................................7
   Section 2.2        Form of Trustee's Certificate of Authentication....................................7
   Section 2.3        Amount Unlimited; Issuable in Series...............................................8
   Section 2.4        Authentication and Delivery of Securities.........................................10
   Section 2.5        Execution of Securities...........................................................13
   Section 2.6        Certificate of Authentication.....................................................13
   Section 2.7        Denomination and Date of Securities; Payments of Interest.........................13
   Section 2.8        Registration, Transfer and Exchange...............................................14
   Section 2.9        Mutilated, Defaced, Destroyed, Lost and Stolen Securities.........................18
   Section 2.10       Cancellation of Securities; Destruction Thereof...................................19
   Section 2.11       Temporary Securities..............................................................19
   Section 2.12       CUSIP Numbers.....................................................................20

                                 ARTICLE III COVENANTS OF THE ISSUER

   Section 3.1        Payment of Principal, Premium, Interest and Additional Amounts....................20
   Section 3.2        Offices for Payments, Etc.........................................................20
   Section 3.3        Money for Security Payments to be Held in Trust; Unclaimed Money..................21
   Section 3.4        Statements of Officers of Issuer as to Default; Notice of Default.................22
   Section 3.5        Existence.........................................................................23
   Section 3.6        Maintenance of Properties.........................................................23
   Section 3.7        Payment of Taxes and Other Claims.................................................23
   Section 3.8        Further Instruments and Acts......................................................23
   Section 3.9        Commission Reports................................................................23
   Section 3.10       Calculation of Original Issue Discount............................................24

                              ARTICLE IV SECURITYHOLDERS LISTS AND REPORTS BY THE ISSUER
                                              AND THE TRUSTEE

   Section 4.1        Issuer to Furnish Trustee Information as to Names and Addresses of
                      Securityholders...................................................................24
   Section 4.2        Preservation of Information; Communications to Holders............................24
   Section 4.3        Reports by the Trustee............................................................25
   Section 4.4        Payment of Additional Amounts.....................................................25
   Section 4.5        Redemption for Tax Purposes.......................................................26

                               ARTICLE V REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                                            ON EVENT OF DEFAULT

   Section 5.1        Event of Default Defined; Acceleration of Maturity; Waiver of Default.............27
   Section 5.2        Collection of Indebtedness by Trustee; Trustee May Prove Debt.....................30
   Section 5.3        Application of Proceeds...........................................................32
   Section 5.4        Suits for Enforcement.............................................................33
   Section 5.5        Restoration of Rights on Abandonment of Proceedings...............................33
   Section 5.6        Limitations on Suits by Securityholders...........................................33
   Section 5.7        Unconditional Right of Securityholders to Institute Certain Suits.................33
   Section 5.8        Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default...........34
   Section 5.9        Control by Holders of Securities..................................................34
   Section 5.10       Waiver of Past Defaults...........................................................34
   Section 5.11       Trustee to Give Notice of Default, but May Withhold in Certain Circumstances......35
   Section 5.12       Right of Court to Require Filing of Undertaking to Pay Costs......................35

                                    ARTICLE VI CONCERNING THE TRUSTEE

   Section 6.1        Duties and Responsibilities of the Trustee; During Default; Prior to Default......36
   Section 6.2        Certain Rights of the Trustee.....................................................37
   Section 6.3        Trustee Not Responsible for Recitals, Disposition of Securities or
                      Application of Proceeds Thereof...................................................39
   Section 6.4        Trustee and Agents May Hold Securities or Coupons; Collections, Etc...............39
   Section 6.5        Moneys Held by Trustee............................................................39
   Section 6.6        Compensation and Indemnification of Trustee and its Prior Claim...................39
   Section 6.7        Right of Trustee to Rely on Officer's Certificate, Etc............................40
   Section 6.8        Indentures Not Creating Potential Conflicting Interests for the Trustee...........40
   Section 6.9        Persons Eligible for Appointment as Trustee.......................................40
   Section 6.10       Resignation and Removal; Appointment of Successor Trustee.........................41
   Section 6.11       Acceptance of Appointment by Successor Trustee....................................42
   Section 6.12       Merger, Amalgamation, Conversion, Consolidation or Succession to
                      Business of Trustee...............................................................43
   Section 6.13       Preferential Collection of Claims Against the Issuer..............................44
   Section 6.14       Appointment of Authenticating Agent...............................................44

                                   ARTICLE VII CONCERNING THE SECURITYHOLDERS

   Section 7.1        Evidence of Action Taken by Securityholders.......................................45
   Section 7.2        Proof of Execution of Instruments and of Holding of Securities....................45
   Section 7.3        Holders to Be Treated as Owners...................................................46
   Section 7.4        Securities Owned by Issuer Deemed Not Outstanding.................................46
   Section 7.5        Right of Revocation of Action Taken...............................................47

                                     ARTICLE VIII SUPPLEMENTAL INDENTURES

   Section 8.1        Supplemental Indentures Without Consent of Securityholders........................47
   Section 8.2        Supplemental Indentures With Consent of Securityholders...........................49
   Section 8.3        Effect of Supplemental Indenture..................................................50
   Section 8.4        Documents to Be Given to Trustee..................................................50
   Section 8.5        Notation on Securities in Respect of Supplemental Indentures......................50
   Section 8.6        Subordination Unimpaired..........................................................50
   Section 8.7        Conformity with Trust Indenture Act of 1939.......................................51

                              ARTICLE IX CONSOLIDATION, MERGER, AMALGAMATION,
                                           SALE OR CONVEYANCE

   Section 9.1        Issuer May Consolidate, Etc., Only on Certain Terms...............................51
   Section 9.2        Successor Substituted for the Issuer..............................................51

                               ARTICLE X SATISFACTION AND DISCHARGE OF INDENTURE;
                                           UNCLAIMED MONEYS

   Section 10.1       Termination of Issuer's Obligations Under the Indenture...........................51
   Section 10.2       Application of Trust Funds........................................................53
   Section 10.3       Applicability of Defeasance Provisions; Issuer's Option to Effect
                      Defeasance or Covenant Defeasance.................................................53
   Section 10.4       Defeasance and Discharge..........................................................53
   Section 10.5       Covenant Defeasance...............................................................54
   Section 10.6       Conditions to Defeasance or Covenant Defeasance...................................54
   Section 10.7       Deposited Money and U.S. Government Obligations to be Held in Trust...............56
   Section 10.8       Repayment to Issuer...............................................................56
   Section 10.9       Indemnity For U.S. Government Obligations.........................................56
   Section 10.10      Reimbursement.....................................................................56

                                      ARTICLE XI MISCELLANEOUS PROVISIONS

   Section 11.1       Incorporators, Shareholders, Officers and Directors of Issuer
                      Exempt from Individual Liability..................................................56
   Section 11.2       Provisions of Indenture for the Sole Benefit of Parties
                      and Holders of Securities and Coupons.............................................57
   Section 11.3       Successors and Assigns of Issuer Bound by Indenture...............................57
   Section 11.4       Notices and Demands on Issuer, Trustee and Holders of Securities and Coupons......57
   Section 11.5       Officer's Certificates and Opinions of Counsel; Statements to
                      Be Contained Therein..............................................................57
   Section 11.6       Payments Due on Saturdays, Sundays and Holidays...................................58
   Section 11.7       Conflict of Any Provision of Indenture with Trust Indenture Act of 1939...........58
   Section 11.8       New York Law to Govern; Waiver of Jury Trial......................................59
   Section 11.9       Counterparts......................................................................59
   Section 11.10      Effect of Headings................................................................59
   Section 11.11      Securities in a Foreign Currency or in ECU........................................59
   Section 11.12      Judgment Currency.................................................................60
   Section 11.13      Separability Clause...............................................................60
   Section 11.14      Force Majeure.....................................................................60
   Section 11.15      Submission to Jurisdiction........................................................60

                                 ARTICLE XII REDEMPTION OF SECURITIES AND SINKING FUNDS

   Section 12.1       Applicability of Article..........................................................61
   Section 12.2       Notice of Redemption; Partial Redemptions.........................................61
   Section 12.3       Payment of Securities Called for Redemption.......................................63
   Section 12.4       Exclusion of Certain Securities from Eligibility for Selection for
                      Redemption........................................................................64
   Section 12.5       Mandatory and Optional Sinking Funds..............................................64

                          ARTICLE XIII SUBORDINATION

   Section 13.1       Agreement to Subordinate..........................................................66
   Section 13.2       Rights of Senior Indebtedness in the Event of Insolvency, Etc.,
                      of the Issuer.....................................................................66
   Section 13.3       Payment Over of Proceeds Received on Securities...................................67
   Section 13.4       Payments to Holders...............................................................68
   Section 13.5       Holders of Securities Authorize Trustee to Effectuate Subordination
                      of Securities.....................................................................69
   Section 13.6       Notice to Trustee.................................................................69
   Section 13.7       Trustee May Hold Senior Indebtedness..............................................69
   Section 13.8       Trustee Not Fiduciary for Holders of Senior Indebtedness..........................70
   Section 13.9       Reliance on Judicial Order or Certificate of Liquidating Agent....................70
   Section 13.10      Applicability of Article XIII to Paying Agents....................................70
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                  THIS INDENTURE, dated as of [ ], between REDIFF.COM INDIA
LIMITED, a limited liability company organized under the laws of the Republic of India (the "Issuer"), and Citibank, N.A., a national banking association organized under the laws of the United State of America, as trustee (the
"Trustee"),

                             W I T N E S S E T H:

                  WHEREAS, the Issuer has duly authorized the issue from time to time of its unsecured subordinated notes, debentures or other evidences of its unsecured indebtedness to be issued in one or more series (the "Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture;

                  WHEREAS, the Issuer has duly authorized the execution and delivery of this Indenture to provide, among other things, for the authentication, delivery and administration of the Securities; and

                  WHEREAS, all things necessary to make this Indenture a valid indenture and legally binding agreement according to its terms have been done;

                  NOW, THEREFORE:

                  In consideration of the premises and the purchases of the Securities by the holders thereof, the Issuer and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Securities and of the Coupons, if any, appertaining thereto as follows:

                                   ARTICLE I

                                  DEFINITIONS

                  Section 1.1 Certain Terms Defined. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939 or the definitions of which in the Securities Act of 1933 are referred to in the Trust Indenture Act of 1939, including terms defined therein by reference to the Securities Act of 1933 (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act of 1939 and in said Securities Act as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" means such accounting principles as are generally accepted at the time of any computation. The words "HEREIN," "HEREOF" and "HEREUNDER" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

                  "ADDITIONAL AMOUNTS" shall mean any additional amounts which are required hereby or by any Security, under circumstances specified herein or therein, to be paid by the Issuer, in respect of certain taxes, assessments or other governmental charges imposed on Holders specified therein and which are owing to such Holders.

                  "AUTHENTICATING AGENT" shall have the meaning set forth in
Section 6.14.

                  "AUTHORIZED NEWSPAPER" means a newspaper of general circulation, in the official language of the country of publication or in the English language customarily published on each Business Day whether or not published on Saturdays, Sundays or holidays. Whenever successive publications in an Authorized Newspaper are required hereunder they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or different Authorized Newspapers.

                  "BOARD OF DIRECTORS" means either the Board of Directors of the Issuer or any committee of such Board duly authorized to act on its behalf.

                  "BOARD RESOLUTION" means a copy of one or more resolutions, certified by the secretary or an assistant secretary of the Issuer to have been duly adopted or consented to by the Board of Directors and to be in full force and effect, and delivered to the Trustee.

                  "BUSINESS DAY" means, with respect to any Security, a day that in the city (or in any of the cities, if more than one) in which amounts are payable, as specified in the form of such Security, and in [The City of New York] is not a day on which banking institutions are authorized or required by law, executive order or regulation to close.

                  "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act of 1939, then the body performing such duties on such date.

                  "CONSOLIDATED TOTAL ASSETS" means, in respect of the Issuer as of any date of determination, the amount of total assets shown on the consolidated balance sheet of the Issuer and its consolidated subsidiaries contained in the most recent annual or quarterly report filed with the Commission, or if the Issuer is not then subject to the Securities Exchange Act of 1934, the most recent annual or quarterly report to shareholders and, in respect of any Subsidiary as of any date of determination, the amount of total assets of such Subsidiary and its consolidated subsidiaries from which such consolidated balance sheet of the Issuer and its consolidated Subsidiaries was derived.

                  "CORPORATE TRUST OFFICE" means the principal office of the Trustee at which, at any time, its corporate trust business shall be administered, which office at the date hereof is located at 388 Greenwich Street, 14th Floor, New York, New York 10013, Attention: Corporate Trust Administration, or such other address as the Trustee may designate from time to time by notice to the Holders and the Issuer, or the principal corporate trust office of any successor Trustee (or such other address as such successor Trustee may designate from time to time by notice to the Holders and the Issuer).

                   "COUPON" means any interest coupon appertaining to an Unregistered Security.

                  "COVENANT DEFEASANCE" shall have the meaning set forth in
Section 10.5.

                  "DEFEASANCE" shall have the meaning set forth in Section
10.4.

                  "DEPOSITARY" means, with respect to the Securities of any series issuable or issued in global form, the Person designated as Depositary by the Issuer pursuant to Section 2.3 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "DEPOSITARY" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "DEPOSITARY" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Registered Securities in global form of that series.

                  "DOLLAR" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  "ECU" means the Euro or such other European Currency Unit as may defined and revised from time to time by the Council of European Communities.

                   "EVENT OF DEFAULT" means any event or condition specified as such in Section 5.1.

                  "FAIR VALUE" when used with respect to Voting Shares means the fair value as determined in good faith by the Board of Directors of the Issuer.

                  "FOREIGN CURRENCY" means a currency issued by the government of a country other than the United States.

                  "HOLDER," "HOLDER OF SECURITIES," "SECURITYHOLDER" or other similar terms mean (1) in the case of any Registered Security, the person in whose name such Security is registered in the security register kept by the Issuer for that purpose in accordance with the terms hereof, and (2) in the case of any Unregistered Security, the bearer of such Security, or any Coupon appertaining thereto, as the case may be.

                  "INDEBTEDNESS" shall have the meaning set forth in Section
5.1.

                  "INDENTURE" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented or both, and shall include the forms and terms of particular series of Securities established as contemplated hereunder.

                  "ISSUER" means Rediff.com India Limited, limited liability company organized under the laws of the Republic of India and, subject to
Article IX, its successors and assigns.

                  "ISSUER ORDER" means a written statement, request or order of the Issuer signed in its name by the chairman or deputy chairman of the Board of Directors, the president, any executive, senior or other vice president or the treasurer of the Issuer.

                  "JUDGMENT CURRENCY" shall have the meaning set forth in
Section 11.12.

                  "OFFICER'S CERTIFICATE" means a certificate signed by the chairman or deputy chairman of the Board of Directors, the president or any executive, senior or other vice president or the treasurer of the Issuer and delivered to the Trustee. Each such certificate shall comply with Section 314 of the Trust Indenture Act of 1939 and include the statements provided for in
Section 11.5.

                  "OPINION OF COUNSEL" means an opinion in writing signed by the General Counsel of the Issuer or by such other legal counsel who may be an employee of or counsel to the Issuer. Each such opinion shall comply with
Section 314 of the Trust Indenture Act of 1939 and include the statements provided for in Section 11.5.

                  "ORIGINAL ISSUE DATE" of any Security (or portion thereof) means the earlier of (1) the date of such Security or (2) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

                  "ORIGINAL ISSUE DISCOUNT SECURITY" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to
Section 5.1.

                  "OUTSTANDING" (except as otherwise provided in Sections 7.4, 10.4 and 10.5), when used with reference to Securities, shall, subject to the provisions of Sections 7.4, 10.4 and 10.5 mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except:

                  (1) Securities theretofore canceled by the Trustee or accepted by the Trustee for cancellation;

                  (2) Securities, or portions thereof, for the payment or redemption of which moneys or U.S. Government Obligations (as provided for in Section 10.1) in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer for the Holders of such Securities (if the Issuer shall act as its own paying agent), provided that if such Securities, or portions thereof, are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

                  (3) Securities which shall have been paid or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.9 (except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a person in whose hands such Security is a legal, valid and binding obligation of the Issuer) or Securities not deemed outstanding pursuant to Section 12.2.

                  In determining whether the Holders of the requisite principal amount of Outstanding Securities of any or all series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 5.1.

                  "PERIODIC OFFERING" means an offering of Securities of a series from time to time, the specific terms of which Securities, including, without limitation, the rate or rates of interest, if any, thereon, the stated maturity or maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Issuer or its agents upon the issuance of such Securities.

                  "PERSON" means a legal person, including any individual, company, limited liability company, corporation, estate, partnership, limited liability partnership, joint venture, association, joint shares company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity of whatever nature.

                  "PRINCIPAL" whenever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include "and premium, if any."

                  "RECORD DATE" shall have the meaning set forth in Section
2.7.

                  "REGISTERED SECURITY" means any Security registered on the Security register of the Issuer.

                  "REQUIRED CURRENCY" shall have the meaning set forth in
Section 11.12.

                  "RESPONSIBLE OFFICER" when used with respect to the Trustee means any vice president, any senior trust officer or any trust officer, any assistant vice president, any assistant treasurer, or any other officer or assistant officer associated with [the corporate trust department] of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

                  "SECURITY" or "SECURITIES" has the meaning stated in the first recital of this Indenture, or, as the case may be, Securities that have been authenticated and delivered under this Indenture.

                  "SENIOR INDEBTEDNESS" means the principal of and premium, if any, and interest and Additional Amounts on (1) all indebtedness of the Issuer, whether outstanding on the date of this Indenture or thereafter created, (a) for money borrowed by the Issuer, (b) for money borrowed by, or obligations of, others and either assumed or guaranteed, directly or indirectly, by the Issuer, (c) in respect of letters of credit and acceptances issued or made by banks, or (d) constituting purchase money indebtedness, or indebtedness secured by property included in the property, plant and equipment accounts of the Issuer at the time of the acquisition of such property by the Issuer, for the payment of which the Issuer is directly liable, and (2) all deferrals, renewals, extensions and refundings of, and amendments, modifications and supplements to, any such indebtedness. As used in the preceding sentence the term "purchase money indebtedness" means indebtedness evidenced by a note, debenture, bond or other instrument (whether or not secured by any lien or other security interest) issued or assumed as all or a part of the consideration for the acquisition of property, whether by purchase, merger, consolidation or otherwise, unless by its terms such indebtedness is subordinate to other indebtedness of the Issuer. Notwithstanding anything to the contrary in this Indenture or the Securities, Senior Indebtedness shall not include (a) any indebtedness of the Issuer which, by its terms or the terms of the instrument creating or evidencing it, is subordinate in right of payment to or pari passu with the Securities or (b) any indebtedness of the Issuer to a Subsidiary.

                  "SUBSIDIARY" means any corporation, partnership or other entity of which at the time of determination the Issuer owns or controls directly or indirectly more than 50% of the shares of Voting Shares.

                  "TRUST INDENTURE ACT OF 1939" (except as otherwise provided in Sections 8.1 and 8.2) means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was originally executed.

                  "TRUSTEE" means the Person identified as "Trustee" in the first paragraph hereof and, subject to the provisions of Article VI, shall also include any successor trustee. "Trustee" shall also mean or include each Person who is then a trustee hereunder and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the trustee with respect to the Securities of such series.

                  "UNREGISTERED SECURITY" means any Security other than a Registered Security.

                  "U.S. GOVERNMENT OBLIGATIONS" means securities which are (1) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (2) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed by the full faith and credit of the United States of America which, in either case, are not callable or redeemable at the option of the issuer thereof or otherwise subject to prepayment, and shall also include a depository receipt issued by a New York Clearing House bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment or interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt or from any amount held by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

                  "VOTING SHARES" means shares of any class or classes having general voting power under ordinary circumstances to elect a majority of the board of directors, managers or trustees of the corporation in question, provided that, for the purposes hereof, shares which carry only the right to vote conditionally on the happening of an event shall not be considered voting shares whether or not such event shall have happened.

                  "YIELD TO MATURITY" means the yield to maturity on a series of securities, calculated at the time of issuance of such series, or, if applicable, at the most recent redetermination of interest on such series, and calculated in accordance with accepted financial practice.

                                  ARTICLE II

                                  SECURITIES

                  Section 2.1 Forms Generally. The Securities of each series and the Coupons, if any, to be attached thereto shall be substantially in such form (not inconsistent with this Indenture) as shall be established by or pursuant to one or more Board Resolutions (as set forth in a Board Resolution or, to the extent established pursuant to rather than set forth in a Board Resolution, an Officer's Certificate detailing such establishment) or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have imprinted or otherwise reproduced thereon such legend or legends or endorsements, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution of such Securities and Coupons. If temporary Securities of any series are issued as permitted by Section 2.11, the form thereof also shall be established as provided in the preceding sentence. If the forms of Securities and Coupons, if any, of the series are established by, or by action taken pursuant to, a Board Resolution, a copy of the Board Resolution together with an appropriate record of any such action taken pursuant thereto, including a copy of the approved form of Securities or Coupons, if any, shall be certified by the [Secretary] or an [Assistant Secretary] of the Issuer and delivered to the Trustee at or prior to the delivery of the Issuer Order contemplated by
Section 2.4 for the authentication and delivery of such Securities.

                  The definitive Securities and Coupons, if any, shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution of such Securities and Coupons, if any.

                  Section 2.2 Form of Trustee's Certificate of Authentication. The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

         "This is one of the Securities referred to in the within mentioned Indenture.

                                     -------------------------------------------

                                     By
                                         ---------------------------------------
                                     Authorized Signatory"


                  If at any time there shall be an Authenticating Agent appointed with respect to any series of Securities, then the Trustee's Certificate of Authentication to be borne by the Securities of each such series shall be substantially as follows:

         "This is one of the Securities referred to in the within mentioned Indenture.

                                     -------------------------------------------

                                     By
                                         ---------------------------------------
                                     as Authenticating Agent"

                                     -------------------------------------------

                                     By
                                         ---------------------------------------
                                     Authorized Signatory"

                  Section 2.3 Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series and each such series shall rank equally and pari passu with the Securities of each other series, but all Securities issued hereunder and any Coupons and the payment of principal of and interest on any Securities and any Coupons shall be subordinated and junior in right of payment, to the extent and in the manner set forth in Article 13, to all Senior Indebtedness and effectively to all secured indebtedness of the Issuer. There shall be established in or pursuant to one or more Board Resolutions (and to the extent established pursuant to rather than set forth in a Board Resolution, in an Officer's Certificate detailing such establishment) or established in one or more indentures supplemental hereto, prior to the initial issuance of Securities of any series,

                  (1) the designation of the Securities of the series, which shall distinguish the Securities of the series from the Securities of all other series;

                  (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.8, 2.9, 2.11, 8.5 or 12.3);

                  (3) if other than Dollars, the coin or currency in which the Securities of that series are denominated (including, but not limited to, any Foreign Currency or ECU);

                  (4) the date or dates on which the principal of the Securities of the series is payable;

                  (5) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, on which such interest shall be payable and (in the case of Registered Securities) on which a record shall be taken for the determination of Holders to whom interest is payable and/or the method by which such rate or rates or date or dates shall be determined;

                  (6) the place or places where the principal of and any interest on Securities of the series shall be payable (if other than as provided in Section 3.2);

                  (7) the right, if any, of the Issuer to redeem Securities, in whole or in part, at its option and the period or periods within which, the price or prices at which and any terms and conditions upon which Securities of the series may be so redeemed, pursuant to any sinking fund or otherwise;

                  (8) the obligation, if any, of the Issuer to redeem, purchase or repay Securities of the series pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and any terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

                  (9) if other than denominations of $1,000 and any integral multiple thereof in the case of Registered Securities, or $1,000 and $5,000 in the case of Unregistered Securities, the denominations in which Securities of the series shall be issuable;

                  (10) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof;

                  (11) if other than the coin or currency in which the Securities of that series are denominated, the coin or currency in which payment of the principal of or interest on the Securities of such series shall be payable;

                  (12) if the principal of or interest on the Securities of such series are to be payable, at the election of the Issuer or a Holder thereof, in a coin or currency other than that in which the Securities are denominated, the period or periods within which, and the terms and conditions upon which, such election may be made;

                  (13) if the amount of payments of principal of and interest on the Securities of the series may be determined with reference to an index based on a coin or currency other than that in which the Securities of the series are denominated, the manner in which such amounts shall be determined;

                  (14) whether the Securities of the series will be issuable as Registered Securities or Unregistered Securities (with or without Coupons), and whether such Securities will be issuable in global form or any combination of the foregoing, any restrictions applicable to the offer, sale or delivery of Unregistered Securities or the payment of interest thereon and, if other than as provided in Section 2.8, the terms upon and locations at which Unregistered Securities of any series may be exchanged for Registered Securities of such series and vice versa;

                  (15) whether and under what circumstances the Issuer will pay Additional Amounts on the Securities of the series held by a person in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Issuer will have the option to redeem such Securities rather than pay such Additional Amounts;

                  (16) if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions;

                  (17) any Trustees, Depositaries, Authenticating Agents, paying or transfer Agents or Registrars or any other agents with respect to the Securities of such series;

                  (18) any deletions from, modifications of or additions to the Events of Default or covenants with respect to the Securities of such series;

                  (19) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;

                  (20) the date as of which any Unregistered Securities of the series and any temporary Security in global form representing Outstanding Securities of the series shall be dated if other than the date of original issuance of the first Security of the series to be issued;

                  (21) the applicability, if any, to the Securities of or within the series of Article X, or such other means of Defeasance or Covenant Defeasance as may be specified for the Securities and Coupons, if any, of such series;

                  (22) if the Securities of the series shall be issued in whole or in part in global form (a) the Depositary for such global Securities,
(b) the form of any legend in addition to or in lieu of that in Section 2.4 which shall be borne by such global security, (c) whether beneficial owners of interests in any Securities of the series in global form may exchange such interests for certificated Securities of such series and of like tenor of any authorized form and denomination, and (d) if other than as provided in Section 2.8, the circumstances under which any such exchange may occur;

                  (23) the right of the Issuer, if any, to defer any payment of principal of or interest on the Securities of the series, or any tranche thereof, and the maximum length of any such deferral period; and

                  (24) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

                  All Securities of any one series and Coupons, if any, appertaining thereto, shall be substantially identical, except in the case of Registered Securities as to denomination and except as may otherwise be provided by or pursuant to the Board Resolution or Officer's Certificate referred to above or as set forth in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and may pursuant to the Board Resolution or Officer's Certificate be issued from time to time, consistent with the terms of this Indenture, if so provided by or pursuant to such Board Resolution, such Officer's Certificate or in any such indenture supplemental hereto.

                  Section 2.4 Authentication and Delivery of Securities.

                  (1) The Issuer may deliver Securities of any series having attached thereto appropriate Coupons, if any, executed by the Issuer to the Trustee for authentication together with the applicable documents referred to below in this Section, and the Trustee shall thereupon authenticate and deliver such Securities to or upon the order of the Issuer (contained in the Issuer Order referred to below in this Section) or pursuant to such procedures acceptable to the Trustee and to such recipients as may be specified from time to time by an Issuer Order. The maturity date, original issue date, interest rate and any other terms of the Securities of such series and Coupons, if any, appertaining thereto shall be determined by or pursuant to such Issuer Order and procedures. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall receive and (subject to Section 6.1) shall be fully protected in relying upon, unless and until such documents have been superseded or revoked:

                       (a) an Issuer Order requesting such authentication and setting forth delivery instructions if the Securities and Coupons, if any, are not to be delivered to the Issuer, provided that, with respect to Securities of a series subject to a Periodic Offering, (i) such Issuer Order may be delivered by the Issuer to the Trustee prior to the delivery to the Trustee of such Securities for authentication and delivery, (ii) the Trustee shall authenticate and deliver Securities of such series for original issue from time to time, in an aggregate principal amount not exceeding the aggregate principal amount established for such series, pursuant to an Issuer Order or pursuant to procedures acceptable to the Trustee as may be specified from time to time by an Issuer Order and
     (iii) the maturity date or dates, original issue date or dates, interest rate or rates and any other terms of Securities of such series shall be determined by an Issuer Order or pursuant to such procedures;

                       (b) any Board Resolution, Officer's Certificate and/or executed supplemental indenture referred to in Sections 2.1 and 2.3 by or pursuant to which the forms and terms of the Securities and Coupons, if any, were established;

                       (c) an Officer's Certificate setting forth the form or forms and terms of the Securities and Coupons, if any, stating that the form or forms and terms of the Securities and Coupons, if any, have been established pursuant to Sections 2.1 and 2.3 and comply with this Indenture, and covering such other matters as the Trustee may reasonably request; and

                       (d) at the option of the Issuer, either one or more Opinions of Counsel, or a letter addressed to the Trustee permitting it to conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, on one or more Opinions of Counsel, substantially to the effect that:

                            (i) the forms of the Securities and Coupons, if any, have been duly authorized and established in conformity with the provisions of this Indenture;

                            (ii) in the case of an underwritten offering, the terms of the Securities have been duly authorized and established in conformity with the provisions of this Indenture, and, in the case of an offering that is not underwritten, certain terms of the Securities have been established pursuant to a Board Resolution, an Officer's Certificate or a supplemental indenture in accordance with this Indenture, and when such other terms as are to be established pursuant to procedures set forth in an Issuer Order shall have been established, all such terms will have been duly authorized by the Issuer and will have been established in conformity with the provisions of this Indenture;

                            (iii) when the Securities and Coupons, if any, have been executed by the Issuer and authenticated by the Trustee in accordance with the provisions of this Indenture and delivered to and duly paid for by the purchasers thereof, they will have been duly issued under this Indenture, will be entitled to the benefits of this Indenture, and will be valid and binding obligations of the Issuer, enforceable in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and
          (ii) rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability; and

                            (iv) that all applicable laws and requirements in respect of the execution and delivery by the Issuer of such Securities have been complied with.

                  In rendering such opinions, any counsel may qualify any opinions as to enforceability by stating that such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting the rights and remedies of creditors and is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Such counsel may rely upon opinions of other counsel (copies of which shall be delivered to the Trustee), who shall be counsel reasonably satisfactory to the Trustee, in which case the opinion shall state that such counsel believes he or she and the Trustee are entitled so to rely. Such counsel may also state that, insofar as such opinion involves factual matters, he or she has relied, to the extent he or she deems proper, upon certificates of officers of the Issuer and its subsidiaries and certificates of public officials.

                  (2) The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Issuer or if the Trustee in good faith by its board of directors or board of trustees, executive committee, or a trust committee of directors or trustees or Responsible Officers shall determine that such action would expose the Trustee to personal liability to existing Holders or would affect the Trustee's own rights, duties or immunities under the Securities, this Indenture or otherwise.

                  (3) If the Issuer shall establish pursuant to Section 2.3 that the Securities of a series are to be issued in whole or in part in global form, then the Issuer shall execute and the Trustee shall, in accordance with this Section and the Issuer Order with respect to such series, authenticate and deliver one or more Securities in global form that (a) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities of such series issued and not yet canceled, (b) if such Securities are Registered Securities, shall be registered in the name of the Depositary for such Security or Securities in global form or the nominee of such Depositary, (c) if such Securities are Registered Securities, shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions and (d) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

                  (4) Each Depositary designated pursuant to Section 2.3 must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation.

                  Section 2.5 Execution of Securities. The Securities and, if applicable, each Coupon appertaining thereto shall be signed on behalf of the Issuer by the [chairman] or [deputy chairman] of its Board of Directors or its president or any executive, senior or other vice president or its treasurer, which may, but need not, be attested. Such signatures may be the manual or facsimile signatures of the present or any future such officers. Typographical and other minor errors or defects in any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

                  In case any officer of the Issuer who shall have signed any of the Securities or Coupons, if any, shall cease to be such officer before the Security or Coupon so signed (or the Security to which the Coupon so signed appertains) shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security or Coupon nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security or Coupon had not ceased to be such officer of the Issuer; and any Security or Coupon may be signed on behalf of the Issuer by such persons as, at the actual date of the execution of such Security or Coupon, shall be the proper officers of the Issuer, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

                  Section 2.6 Certificate of Authentication. Only such Securities as shall bear thereon a certificate of authentication substantially in the form herein before recited, executed by the Trustee by the manual signature of one of its authorized signatories, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. No Coupon shall be entitled to the benefits of this Indenture or shall be valid and obligatory for any purpose until the certificate of authentication on the Security to which such Coupon appertains shall have been duly executed by the Trustee. The execution of such certificate by the Trustee upon any Security executed by the Issuer shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

                  Section 2.7 Denomination and Date of Securities; Payments of Interest. The Securities of each series shall be issuable as Registered Securities or Unregistered Securities in denominations established as contemplated by Section 2.3 or, with respect to the Registered Securities of any series, if not so established, in denominations of $1,000 and any integral multiple thereof. If denominations of Unregistered Securities of any series are not so established, such Securities shall be issuable in denominations of $1,000 and $5,000. The Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Issuer executing the same may determine with the approval of the Trustee, as evidenced by the execution and authentication thereof. Each Registered Security shall be dated the date of its authentication. Each Unregistered Security shall be dated as provided in the resolution or resolutions of the Board of Directors of the Issuer referred to in Section
2.3. The Securities of each series shall bear interest, if any, from the date, and such interest shall be payable on the dates, established as contemplated by Section 2.3.

                  The person in whose name any Registered Security of any series is registered at the close of business on any record date applicable to a particular series with respect to any interest payment date for such series shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding any transfer or exchange of such Registered Security subsequent to the record date and prior to such interest payment date, except if and to the extent the Issuer shall default in the payment of the interest due on such interest payment date for such series, in which case such defaulted interest shall be paid to the persons in whose names Outstanding Registered Securities for such series are registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of Registered Securities not less than 15 days preceding such subsequent record date, as determined by the Trustee. The term "record date" as used with respect to any interest payment date (except a date for payment of defaulted interest) for the Securities of any series shall mean the date specified as such in the terms of the Registered Securities of such series established as contemplated by Section 2.3, or, if no such date is so established, if such interest payment date is the first day of a calendar month, the fifteenth day of the next preceding calendar month or, if such interest payment date is the fifteenth day of a calendar month, the first day of such calendar month, whether or not such record date is a Business Day.

                  Section 2.8 Registration, Transfer and Exchange. The Issuer will keep at each office or agency to be maintained for the purpose as provided in Section 3.2 for each series of Securities a register or registers in which, subject to such reasonable regulations as it may prescribe, it will provide for the registration of Registered Securities of such series and the registration of transfer of Registered Securities of such series. Such register shall be in written form in the English language. At all reasonable times such register or registers shall be open for inspection by the Trustee.

                  (1) Subject to the prior written consent of the Reserve Bank of India, where applicable, upon due presentation for registration of transfer of any Registered Security of any series at any such office or agency to be maintained for the purpose as provided in Section 3.2, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Registered Security or Registered Securities of the same series, maturity date, interest rate and original issue date in authorized denominations for a like aggregate principal amount.

                  Unregistered Securities (except for any temporary Unregistered Securities in global form) and Coupons (except for Coupons attached to any temporary Unregistered Securities in global form) shall be transferable by delivery.

                  (2) (a) Subject to the applicable regulations of the Reserve Bank of India, at the option of the Holder thereof, Registered Securities of any series (other than a Registered Security in global form, except as set forth below) may be exchanged for a Registered Security or Registered Securities of such series having authorized denominations and an equal aggregate principal amount, upon surrender of such Registered Securities to be exchanged at the agency of the Issuer that shall be maintained for such purpose in accordance with Section 3.2 and upon payment, if the Issuer shall so require, of the charges hereinafter provided. Whenever any Registered Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive.

                       (b) Unless otherwise specified as contemplated by
     Section 2.3, at the option of the Holder, Unregistered Securities of such series may be exchanged for Registered Securities (if the Securities of such series are issuable in registered form) or Unregistered Securities (if Unregistered Securities of such series are issuable in more than one denomination and such exchanges are permitted by such series) of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at the agency of the Issuer that shall be maintained for such purpose in accordance with Section 3.2, with all unmatured Coupons and all matured Coupons in default thereto appertaining. If the Holder of an Unregistered Security is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if the Unregistered Securities are accompanied by payment in funds acceptable to the Issuer and the Trustee in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Issuer and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any paying agent harmless. If thereafter the Holder of such Security shall surrender to any paying agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment as provided in Section 3.2. Notwithstanding the foregoing, in case any Unregistered Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series after the close of business at such office or agency on (i) any record date and before the opening of business at such office or agency on the relevant interest payment date, or (ii) any special record date for payment of defaulted interest and before the opening of business at such office or agency on the related date for payment of defaulted interest, such Unregistered Security shall be surrendered without the Coupon relating to such interest or defaulted interest payment date or proposed date of payment, as the case may be (or, if such Coupon is so surrendered with such Unregistered Security, such Coupon shall be returned to the person so surrendering the Unregistered Security), and interest or defaulted interest, as the case may be, will not be payable on such date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Unregistered Security, but will be payable only to the Holder of such Coupon, when due in accordance with the provisions of this Indenture.

                       (c) Registered Securities of any series may not be exchanged for Unregistered Securities of such series unless (i) otherwise specified pursuant to Section 2.3 and (ii) the Issuer has delivered to the Trustee an Opinion of Counsel that (A) the Issuer has received from the Internal Revenue Service a ruling or (B) since the date hereof, there has been a change in the applicable Federal income tax law, in either case to the effect that the inclusion of terms permitting Registered Securities to be exchanged for Unregistered Securities would result in no adverse Federal income tax effect to the Issuer or to any Holder. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. All Securities and Coupons surrendered upon any exchange or transfer provided for in this Indenture shall be canceled promptly and disposed of by the Trustee in accordance with its procedures for the disposition of cancelled securities in effect as of the date of such cancellation and the Trustee will deliver a certificate of disposition thereof to the Issuer.

                  (3) All Registered Securities presented for registration of transfer, exchange, redemption or payment shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Trustee duly executed by the Holder or his or her attorney duly authorized in writing.

                  The Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities. No service charge shall be made for any such transaction.

                  The Issuer shall not be required to exchange or register a transfer of (a) any Securities of any series for a period of 15 days next preceding the first mailing of notice of redemption of Securities of such series to be redeemed or (b) any Securities selected, called or being called for redemption, in whole or in part, except, in the case of any Security to be redeemed in part, the portion thereof not so to be redeemed.

                  (4) Notwithstanding any other provision of this Section 2.8, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Registered Security in global form representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

                  If at any time the Depositary for any Registered Securities of a series represented by one or more Registered Securities in global form notifies the Issuer that it is unwilling or unable to continue as Depositary for such Registered Securities or if at any time the Depositary for such Registered Securities shall no longer be eligible under Section 2.4, the Issuer shall appoint a successor Depositary eligible under Section 2.4 with respect to such Registered Securities. If a successor Depositary eligible under Section 2.4 for such Registered Securities is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such ineligibility, the Issuer's election pursuant to Section 2.3 that such Registered Securities be represented by one or more Registered Securities in global form shall no longer be effective and the Issuer will execute, and the Trustee, upon receipt of an Officer's Certificate for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form without Coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Registered Security or Securities in global form representing such Registered Securities in exchange for such Registered Security or Securities in global form.

                  The Issuer may at any time and in its sole discretion determine that the Registered Securities of any series issued in the form of one or more Registered Securities in global form shall no longer be represented by a Registered Security or Securities in global form. In such event the Issuer will execute, and the Trustee, upon receipt of an Officer's Certificate for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form without Coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Registered Security or Securities in global form representing such Registered Securities, in exchange for such Registered Security or Securities in global form.

                  If specified by the Issuer pursuant to Section 2.3 with respect to Securities represented by a Registered Security in global form, the Depositary for such Registered Security in global form may surrender such Registered Security in global form in exchange in whole or in part for Registered Securities of the same series in definitive form on such terms as are acceptable to the Issuer and such Depositary. Thereupon, the Issuer shall execute, and the Trustee shall authenticate and deliver, without service charge,

                       (a) to the Person specified by such Depositary a new Registered Security or Securities of the same series, of any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Registered Security in global form; and

                       (b) to such Depositary a new Registered Security in global form in a denomination equal to the difference, if any, between the principal amount of the surrendered Registered Security in global form and the aggregate principal amount of Registered Securities authenticated and delivered pursuant to clause (a) above.

                  Upon the exchange of a Registered Security in global form for Registered Securities in definitive form without Coupons, in authorized denominations, such Registered Security in global form shall be canceled by the Trustee or an agent of the Issuer or the Trustee. Registered Securities in definitive form issued in exchange for a Registered Security in global form pursuant to this Section 2.8 shall be registered in such names and in such authorized denominations as the Depositary for such Registered Security in global form, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Issuer or the Trustee. The Trustee or such agent shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.

                  (5) All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

                  (6) Notwithstanding anything herein or in the terms of any series of Securities to the contrary, none of the Issuer, the Trustee or any agent of the Issuer or the Trustee (any of which, other than the Issuer, shall conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, on an Officer's Certificate and an Opinion of Counsel) shall be required to exchange any Unregistered Security for a Registered Security if such exchange would result in adverse income tax consequences to the Issuer.

                  (7) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among depositary participants or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

                  Section 2.9 Mutilated, Defaced, Destroyed, Lost and Stolen Securities. In case any Security or any Coupon appertaining to any Security shall become mutilated, defaced or be destroyed, lost or stolen, the Issuer in its discretion may execute, and upon the written request of any officer of the Issuer, the Trustee shall authenticate and deliver a new Security of the same series, maturity date, interest rate and original issue date, bearing a number or other distinguishing symbol not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen with Coupons corresponding to the Coupons appertaining to the Securities so mutilated, defaced, destroyed, lost or stolen, or in exchange or substitution for the Security to which such mutilated, defaced, destroyed, lost or stolen Coupon appertained, with Coupons appertaining thereto corresponding to the Coupons so mutilated, defaced, destroyed, lost or stolen. In every case the applicant for a substitute Security or Coupon shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity satisfactory to them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security or Coupon and of the ownership thereof and in the case of mutilation or defacement shall surrender the Security and related Coupons to the Trustee or such agent.

                  Upon the issuance of any substitute Security or Coupon, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) or its agent connected therewith. In case any Security or Coupon which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may instead of issuing a substitute Security, pay or authorize the payment of the same or the relevant Coupon (without surrender thereof except in the case of a mutilated or defaced Security or Coupon), if the applicant for such payment shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity satisfactory to them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer and the Trustee and any agent of the Issuer or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security or Coupon and of the ownership thereof.

                  Every substitute Security or Coupon of any series issued pursuant to the provisions of this Section by virtue of the fact that any such Security or Coupon is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security or Coupon shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities or Coupons of such series duly authenticated and delivered hereunder. All Securities and Coupons shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced or destroyed, lost or stolen Securities and Coupons and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

                  Section 2.10 Cancellation of Securities; Destruction Thereof. All Securities and Coupons surrendered for payment, redemption, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, if surrendered to the Issuer or any agent of the Issuer or the Trustee or any agent of the Trustee, shall be delivered to the Trustee or its agent for cancellation or, if surrendered to the Trustee, shall be canceled by it; and no Securities or Coupons shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee or its agent shall dispose of canceled Securities and Coupons held by it in accordance with its customary procedures for the disposition of cancelled securities in effect as of the date of such cancellation. If the Issuer or its agent shall acquire any of the Securities or Coupons, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities or Coupons unless and until the same are delivered to the Trustee or its agent for cancellation.

                  Section 2.11 Temporary Securities. Pending the preparation of definitive Securities for any series, the Issuer may execute and the Trustee shall authenticate and deliver temporary Securities for such series (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities of any series shall be issuable as Registered Securities without Coupons, or as Unregistered Securities with or without Coupons attached thereto, of any authorized denomination, and substantially in the form of the definitive Securities of such series but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Issuer with the concurrence of the Trustee as evidenced by the execution and authentication thereof. Temporary Securities may contain such references to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Issuer and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Issuer shall execute and shall furnish definitive Securities of such series and thereupon temporary Registered Securities of such series may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Issuer for that purpose pursuant to Section 3.2 and, in the case of Unregistered Securities, at any agency maintained by the Issuer for such purpose as specified pursuant to Section 3.2, and the Trustee shall authenticate and deliver in exchange for such temporary Securities of such series an equal aggregate principal amount of definitive Securities of the same series having authorized denominations and, in the case of Unregistered Securities, having attached thereto any appropriate Coupons. Until so exchanged, the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities of such series, unless otherwise established pursuant to Section 2.3. The provisions of this Section are subject to any restrictions or limitations on the issue and delivery of temporary Unregistered Securities of any series that may be established pursuant to Section 2.3 (including any provision that Unregistered Securities of such series initially be issued in the form of a single Unregistered Security in global form to be delivered to a Depositary or agency located outside the United States and the procedures pursuant to which Unregistered Securities in definitive or global form of such series would be issued in exchange for such temporary Unregistered Security in global form).

                  Section 2.12 CUSIP Numbers. The Issuer in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so used by the Issuer, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer will promptly notify the Trustee in writing of any change in the "CUSIP" numbers.

                                 ARTICLE III

                            COVENANTS OF THE ISSUER

                  Section 3.1 Payment of Principal, Premium, Interest and Additional Amounts. The Issuer covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of, and premium, if any, and interest on, each of the Securities of such series (together with any Additional Amounts payable pursuant to the terms of such Securities) at the place or places, at the respective times and in the manner provided in such Securities and in the Coupons, if any, appertaining thereto and in this Indenture. The interest on Securities with Coupons attached (together with any Additional Amounts payable pursuant to the terms of such Securities) shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. If any temporary Unregistered Security provides that interest thereon may be paid while such Security is in temporary form, the interest on any such temporary Unregistered Security (together with any Additional Amounts payable pursuant to the terms of such Security) shall be paid, as to the installments of interest evidenced by Coupons attached thereto, if any, only upon presentation and surrender thereof, and, as to the other installments of interest, if any, only upon presentation of such Securities for notation thereon of the payment of such interest, in each case subject to any restrictions that may be established pursuant to Section 2.3. The interest on Registered Securities (together with any Additional Amounts payable pursuant to the terms of such Securities) shall be payable only to or upon the written order of the Holders thereof and, at the option of the Issuer, may be paid by wire transfer or by mailing checks for such interest payable to or upon the written order of such Holders at their last addresses as they appear on the registry books of the Issuer.

                  Section 3.2 Offices for Payments, Etc. So long as any Securities are issued as Registered Securities, the Issuer will maintain in [the Borough of Manhattan, The City of New York], an office or agency where the Registered Securities of each series may be presented for payment, where the Securities of each series may be presented for exchange as is provided in this Indenture and, if applicable, pursuant to Section 2.3 and where the Registered Securities of each series may be presented for registration of transfer as in this Indenture provided.

                  So long as any Securities are issued as Unregistered Securities, the Issuer will maintain one or more offices or agencies in a city or cities located outside the United States (including any city in which such an agency is required to be maintained under the rules of any shares exchange on which the Securities of such series are listed) where the Unregistered Securities, if any, of each series and Coupons, if any, appertaining thereto may be presented for payment. No payment on any Unregistered Security or Coupon will be made upon presentation of such Unregistered Security or Coupon at an agency of the Issuer within the United States nor will any payment be made by transfer to an account in, or by mail to an address in, the United States unless pursuant to applicable United States laws and regulations then in effect such payment can be made without adverse tax consequences to the Issuer. [Notwithstanding the foregoing, payments in Dollars on Unregistered Securities of any series and Coupons appertaining thereto which are payable in Dollars may be made at an agency of the Issuer maintained in the Borough of Manhattan, The City of New York, if such payment in Dollars at each agency maintained by the Issuer outside the United States for payment on such Unregistered Securities is illegal or effectively precluded by exchange controls or other similar restrictions. The Issuer will maintain in the Borough of Manhattan, The City of New York], an office or agency where notices and demands to or upon the Issuer in respect of the Securities of any series, the Coupons appertaining thereto or this Indenture may be served.

                  The Issuer will give to the Trustee written notice of the location of each such office or agency and of any change of location thereof. In case the Issuer shall fail to maintain any agency required by this Section, or shall fail to give such notice of the location or of any change in the location of any of the above agencies, presentations and demands may be made and notices may be served at the [Corporate Trust Office] of the Trustee.

                  The Issuer may from time to time designate one or more additional offices or agencies where the Securities of a series and any Coupons appertaining thereto may be presented for payment, where the Securities of that series may be presented for exchange as provided in this Indenture and pursuant to Section 2.3 and where the Registered Securities of that series may be presented for registration of transfer as in this Indenture provided, and the Issuer may from time to time rescind any such designation, as the Issuer may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain the agencies provided for in this Section. The Issuer will give to the Trustee prompt written notice of any such designation or rescission thereof.

                  Section 3.3 Money for Security Payments to be Held in Trust; Unclaimed Money. If the Issuer shall at any time act as its own paying agent, it will, on or before each due date of the principal of and premium, if any, or interest or Additional Amounts on any of the Securities, segregate and hold in trust for the benefit of the Holders entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Holders or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act. Whenever the Issuer shall have one or more paying agents, it will, on or prior to each due date of the principal of and premium, if any, or interest or Additional Amounts on any Securities, deposit with the paying agent or paying agents a sum sufficient to pay the principal, premium, if any, or interest or Additional Amounts so becoming due, such sum to be held in trust for the benefit of the Holders entitled to such principal, premium, if any, or interest or Additional Amounts, and, unless such paying agent is the Trustee, the Issuer will promptly notify the Trustee of its action or failure so to act. The Issuer will cause each paying agent other than the Trustee to execute and deliver to the Trustee an instrument in which such paying agent shall agree with the Trustee, subject to the provisions of this Section, that such paying agent will:

                  (1) hold all sums held by it for the payment of the principal of and premium, if any, or interest or Additional Amounts on Securities in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Issuer (or any other obligor upon the Securities) in the making of any payment of principal and premium, if any, or interest or Additional Amounts; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent.

                  The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any paying agent to pay, to the Trustee all sums held in trust by the Issuer or such paying agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuer or such paying agent; and, upon such payment by any paying agent to the Trustee, such paying agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any paying agent, or then held by the Issuer in trust for the payment of the principal of and premium, if any, or interest or Additional Amounts on any Security and remaining unclaimed for two years after such principal and premium, if any, or interest or Additional Amounts has become due and payable shall be paid to the Issuer on Issuer Order, or, if then held by the Issuer, shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Trustee or such paying agent with respect to such trust money, and all liability of the Issuer as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such paying agent, before being required to make any such repayment, shall at the expense of the Issuer cause to be published at least once, in an Authorized Newspaper in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer

                  Section 3.4 Statements of Officers of Issuer as to Default; Notice of Default.

                  (1) The Issuer will deliver to the Trustee, within 120 days after the end of each fiscal year of the Issuer ending after the date hereof, a certificate, signed by the principal executive officer, principal financial officer or principal accounting officer, stating whether or not to the best knowledge of the signer thereof the Issuer is in default (without regard to periods of grace or requirements of notice) in the performance and observance of any of the terms, provisions and conditions hereof, and if the Issuer shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

                  (2) The Issuer shall deliver to the Trustee written notice of the occurrence of any default or Event of Default within five Business Days of its becoming aware of any such default or Event of Default.

                  Section 3.5 Existence. Subject to Article IX, the Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises and those of each of its Subsidiaries; provided, however, that the Issuer shall not be required to preserve any such right or franchise if the Issuer shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer or the business of any Subsidiary.

                  Section 3.6 Maintenance of Properties. The Issuer will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Issuer may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Issuer from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Issuer, desirable in the conduct of its business or the business of any Subsidiary.

                  Section 3.7 Payment of Taxes and Other Claims. The Issuer shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon the Issuer or any Subsidiary or upon the income, profits or property of the Issuer or any Subsidiary, and (2) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Issuer or any Subsidiary; provided, however, that the Issuer shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

                  Section 3.8 Further Instruments and Acts. Upon request of the Trustee or as necessary, the Issuer will execute and deliver such further instruments and perform such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

                  Section 3.9 Commission Reports. The Issuer shall provide to the Trustee, within 15 days after it files such annual and other periodic reports, information, documents and other reports with the Commission, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Issuer is required to file with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer's Certificates). The Trustee shall be under no obligation to analyze or make any credit decisions with respect to reports or other information received by it pursuant to this section, but shall hold such reports and other information solely for the benefit of, and review by, the security holders.

                  Section 3.10 Calculation of Original Issue Discount. The Issuer shall file with the Trustee promptly at the end of each calendar year
(1) a written notice specifying the amount of original issue discount (including daily rates and accrual periods), if any, accrued on Outstanding Securities as of the end of such year and (2) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

                                  ARTICLE IV

        SECURITYHOLDERS LISTS AND REPORTS BY THE ISSUER AND THE TRUSTEE

                  Section 4.1 Issuer to Furnish Trustee Information as to Names and Addresses of Securityholders. If and so long as the Trustee shall not be the Security registrar for the Securities of any series, the Issuer and any other obligor on the Securities will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Registered Securities of such series pursuant to Section 312 of the Trust Indenture Act of 1939 (1) semi-annually not more than 5 days after each record date for the payment of interest on such Registered Securities, as hereinabove specified, as of such record date and on dates to be determined pursuant to Section 2.3 for non-interest bearing Registered Securities in each year, and (2) at such other times as the Trustee may request in writing, within thirty days after receipt by the Issuer of any such request as of a date not more than 15 days prior to the time such information is furnished.

Section 4.2       Preservation of Information; Communications to Holders.

                  (1) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 4.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar or paying agent. The Trustee may destroy any list furnished to it as provided in Section 4.1 upon receipt of a new list so furnished.

                  (2) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act of 1939.

                  (3) Every Holder of Securities, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any agent of any of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Sections 4.1 and 4.2(2), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 4.2(2).

                  Section 4.3 Reports by the Trustee. Any Trustee's report required under Section 313(a) of the Trust Indenture Act of 1939 shall be transmitted within 60 days after May 15 in each year beginning 2005, as provided in Section 313(c) of the Trust Indenture Act of 1939, so long as any Securities are Outstanding hereunder, and shall be dated as of May 15, if required by and in compliance with Section 313(a) of the Trust Indenture Act of 1939. A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each securities exchange, if any, upon which the Securities are listed, with the Commission and with the Issuer. The Issuer will promptly notify the Trustee when the Securities are listed on any securities exchange and of any delisting thereof.

                  Section 4.4 Payment of Additional Amounts. The Issuer will make all payments of principal of and premium, if any, interest and any other amounts on, or in respect of, the Securities without withholding or deduction at source for, or on account of, any present or future taxes, fees, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of [the Republic of India] or any other jurisdiction in which the Issuer is organized (a "taxing jurisdiction") or any political subdivision or taxing authority thereof or therein, unless such taxes, fees, duties, assessments or governmental charges are required to be withheld or deducted by
(x) the laws (or any regulations or rulings promulgated thereunder) of a taxing jurisdiction or any political subdivision or taxing authority thereof or therein or (y) an official position regarding the application, administration, interpretation or enforcement of any such laws, regulations or rulings (including, without limitation, a holding by a court of competent jurisdiction or by a taxing authority in a taxing jurisdiction or any political subdivision thereof). If a withholding or deduction at source is required, the Issuer will, subject to certain limitations and exceptions described below, pay to the Holder of any Security such Additional Amounts as may be necessary so that every net payment of principal, premium, if any, interest or any other amount made to such Holder, after the withholding or deduction, will not be less than the amount provided for in such Security or in the indenture to be then due and payable.

                  The Issuer will not be required to pay any Additional Amounts for or on account of:

                  (1) any tax, fee, duty, assessment or governmental charge of whatever nature which would not have been imposed but for the fact that such Holder (a) was a resident, domiciliary or national of, or engaged in business or maintained a permanent establishment or was physically present in, the relevant taxing jurisdiction or any political subdivision thereof or otherwise had some connection with the relevant taxing jurisdiction other than by reason of the mere ownership of, or receipt of payment under, such Security, (b) presented, where presentation is required, such Security for payment in the relevant taxing jurisdiction or any political subdivision thereof, unless such Security could not have been presented for payment elsewhere, or (c) presented, where presentation is required, such Security for payment more than 30 days after the date on which the payment in respect of such Security became due and payable or provided for, whichever is later, except to the extent that the Holder would have been entitled to such additional amounts if it had presented such Security for payment on any day within that 30-day period;

                  (2) any estate, inheritance, gift, sale, transfer, capital gains, stamp, personal property or similar tax, duty assessment or other governmental charge;

                  (3) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure by the Holder of such Security to comply with any reasonable request by us addressed to the Holder within 90 days of such request (a) to provide information concerning the nationality, residence or identity of the Holder or (b) to make any declaration or other similar claim or satisfy any information or reporting requirement, which is required or imposed by statute, treaty, regulation or administrative practice of the relevant taxing jurisdiction or any political subdivision thereof as a precondition to exemption from all or part of such tax, assessment or other governmental charge;

                  (4) any withholding or deduction required to be made pursuant to EU Council Directive 2003/48/EC of 3 June 2003 on the taxation of savings income in the form of interest payments (the "EU Directive"), or any law implementing or complying with, or introduced in order to conform to such EU Directive; or

                  (5) any combination of items (1), (2), (3) and (4).

                  In addition, the Issuer will not pay Additional Amounts with respect to any payment of principal of, or premium, if any, interest or any other amounts on, any such Security to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such Security if such payment would be required by the laws of the relevant taxing jurisdiction (or any political subdivision or relevant taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or partner or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner to the extent such beneficiary, partner or settlor would not have been entitled to such Additional Amounts had it been the Holder of the Security.

                  Section 4.5 Redemption for Tax Purposes. The Issuer may redeem the Securities at its option, in whole but not in part, at a redemption price equal to 100% of the principal amount, together with accrued and unpaid interest and Additional Amounts, if any, to the date fixed for redemption, at any time the Issuer receives an opinion of counsel that as a result of (1) any change in or amendment to the laws or treaties (or any regulations or rulings promulgated under these laws or treaties) of [the Republic of India] or any taxing jurisdiction (or of any political subdivision or taxation authority affecting taxation) or any change in the application or official interpretation of such laws, regulations or rulings, or (2) any action taken by a taxing authority of [the Republic of India] or any taxing jurisdiction (or any political subdivision or taxing authority affecting taxation) which action is generally applied or is taken with respect to the Issuer, or (3) a decision rendered by a court of competent jurisdiction in [the Republic of India] or any taxing jurisdiction (or any political subdivision) whether or not such decision was rendered with respect to the Issuer, there is a substantial probability that the Issuer will be required as of the next interest payment date to pay Additional Amounts with respect to the Securities as provided in Section 4.4 and such requirements cannot be avoided by the use of reasonable measures (consistent with practices and interpretations generally followed or in effect at the time such measures could be taken) then available. If the Issuer elects to redeem the Securities under this provision, the Issuer will give written notice of such election to the Trustee and the Holders of the Securities. Interest on the Securities will cease to accrue unless the Issuer defaults in the payment of the redemption price.

                                  ARTICLE V

        REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT

                  Section 5.1 Event of Default Defined; Acceleration of Maturity; Waiver of Default. "Event of Default" with respect to Securities of any series wherever used herein, means each one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) unless it is either inapplicable to a particular series or it is specifically deleted or modified in an indenture supplemental hereto, if any, under which such series of Securities is issued:

                  (1) default in the payment of any installment of interest upon any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days and the interest payment date has not been properly extended or deferred; provided, however, that if the Issuer is permitted by the terms of the Securities of the applicable series to defer the payment in question, the date on which such payment is due and payable shall be the date on which the Issuer is required to make payment following such deferral, if such deferral has been elected pursuant to the terms of the Securities of that series (subject to any deferral of any due date in the case of an extension period); or

                  (2) default in the payment of all or any part of the principal of, or premium, if any, or any Additional Amounts on any of the Securities of such series, as and when the same shall become due and payable either at maturity, upon any redemption, by declaration or otherwise; provided, however, that if the Issuer is permitted by the terms of the Securities of the applicable series to defer the payment in question, the date on which such payment is due and payable shall be the date on which the Issuer is required to make payment following such deferral, if such deferral has been elected pursuant to the terms of the Securities of that series (subject to any deferral of any due date in the case of an extension period); or

                  (3) default in the payment of any sinking fund installment as and when the same shall become due and payable by the terms of the Securities of such series; or

                  (4) failure on the part of the Issuer duly to observe or perform any other of the covenants or agreements on the part of the Issuer in the Securities of such series (other than a covenant or agreement in respect of the Securities of such series a default in the performance or breach of which is elsewhere in this Section specifically dealt with) or contained in this Indenture (other than a covenant or agreement included in this Indenture solely for the benefit of a series of Securities other than such series) for a period of [90] days after the date on which written notice specifying such failure, stating that such notice is a "Notice of Default" hereunder and demanding that the Issuer remedy the same, shall have been given by registered or certified mail, return receipt requested, to the Issuer by the Trustee, or to the Issuer and the Trustee by the holders of at least [33]% in aggregate principal amount of the Outstanding Securities of all series affected thereby; or

                  (5) a decree or order by a court having jurisdiction in the premises shall have been entered adjudging the Issuer as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of the Issuer under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, and such decree or order shall have continued undischarged and unstayed for a period of 120 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Issuer or of its property, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have remained in force and unstayed for a period of 120 days; or

                  (6) the Issuer shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Issuer or for any substantial part of its property, or make any general assignment for the benefit of creditors, or shall admit in writing its inability to pay its respective debts generally as they become due; or

                  (7) an event of default, as defined in any one or more mortgages, indentures, instruments, bonds, debentures, notes or other similar instruments under which there may be issued, or by which there may be secured or evidenced, any indebtedness (other than the Securities of such series or nonrecourse obligations) ("Indebtedness") in excess of [$25,000,000] for money borrowed by the Issuer shall occur (after giving effect to any applicable grace period), if such event of default shall result in the acceleration of such Indebtedness prior to its expressed maturity unless such Indebtedness is discharged or such acceleration is cured, waived, rescinded or annulled within 30 days after written notice thereof shall have been given by registered or certified mail, return receipt requested, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 33% in aggregate principal amount of the Outstanding Securities (treated as one class) which notice shall state that it is a "Notice of Default" hereunder; or

                  (8) any other Event of Default provided in the supplemental indenture under which such series of Securities is issued or in the form of Security for such series; provided that if any such default or acceleration referred to in clause (7) above shall cease or be cured, waived, rescinded or annulled, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon cured.

                  If an Event of Default described in clause (1), (2), (3),
(4) or (8) (if the Event of Default under clause (4) or (8), as the case may be, is with respect to less than all series of Securities then Outstanding) occurs and is continuing, then, and in each and every such case, except for any series of Securities the principal of which shall have already become due and payable, either the Trustee or the Holders of not less than 33% in aggregate principal amount of the Securities of each such affected series then Outstanding hereunder (voting as a single class) by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Securities of any such affected series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all Securities of all such affected series, and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration, the same shall become immediately due and payable. If an Event of Default described in clause (4) or
(8) (if the Event of Default under clause (4) or (8), as the case may be, is with respect to all series of Securities then Outstanding) or (7) occurs and is continuing, then and in each and every such case, unless the principal of all the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 33% in aggregate principal amount of all the Securities then Outstanding hereunder (treated as one class), by notice in writing to the Issuer (and to the Trustee if given by Securityholders), may declare the entire principal (or, if any Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of all the Securities then Outstanding, and interest accrued thereon and Additional Amounts, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. If an Event of Default specified in clause (5) or (6) occurs, all unpaid principal (or, if any Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of all the Securities then Outstanding, and interest accrued thereon, if any, shall be due and payable immediately, without any declaration or other act on the part of the Trustee or any Securityholder.

                  The foregoing provisions, however, are subject to the condition that if, at any time after the principal (or, if the Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of the Securities of any series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest and Additional Amounts, if any, upon all the Securities of such series (or of all the Securities, as the case may be) and the principal of any and all Securities of each such series (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of each such series (or at the respective rates of interest or Yields to Maturity of all the Securities, as the case may be) to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee and each predecessor Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence, bad faith or willful misconduct, and if any and all Events of Default under the Indenture, other than the non-payment of the principal of Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then and in every such case the Holders of a majority in aggregate principal amount of all the Securities of each such series, or of all the Securities, in each case voting as a single class, then Outstanding, by written notice to the Issuer and to the Trustee, may waive all defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

                  For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

                  Section 5.2 Collection of Indebtedness by Trustee; Trustee May Prove Debt.

                  (1) The Issuer covenants that (a) in case default shall be made in the payment of any installment of interest on any of the Securities of any series when such interest shall have become due and payable, and such default shall have continued for a period of 30 days or (b) in case default shall be made in the payment of all or any part of the principal of any Additional Amounts on the Securities of any series when the same shall have become due and payable, whether upon maturity of the Securities of such series or upon any redemption or by declaration or otherwise, then upon demand of the Trustee, the Issuer will pay to the Trustee for the benefit of the Holders of the Securities of such series the whole amount that then shall have become due and payable on all Securities of such series, and such Coupons, for principal, interest or Additional Amounts, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and any expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of its negligence, bad faith or willful misconduct.

                  Until such demand is made by the Trustee, the Issuer may pay the principal of and interest on the Securities of any series to the registered holders, whether or not the Securities of such series be overdue.

                  (2) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or other obligor upon the Securities and collect in the manner provided by law out of the property of the Issuer or other obligor upon the Securities, wherever situated the moneys adjudged or decreed to be payable.

                  (3) In case there shall be pending proceedings relative to the Issuer or any other obligor upon the Securities under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Securities, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                       (a) to file and prove a claim or claims for the whole amount of principal and interest and Additional Amounts (or, if the Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) owing and unpaid in respect of the Securities of any series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence, bad faith or willful misconduct) and of the Securityholders allowed in any judicial proceedings relative to the Issuer or other obligor upon the Securities, or to the creditors or property of the Issuer or such other obligor,

                       (b) unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities of any series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and

                       (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Securityholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence, bad faith or willful misconduct.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

                  (4) All rights of action and of asserting claims under this Indenture, or under any of the Securities of any series or Coupons appertaining to such Securities, may be enforced by the Trustee without the possession of any of such Securities or Coupons or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Securities or Coupons appertaining to such Securities in respect of which such action was taken.

                  (5) In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Securities or Coupons appertaining to such Securities in respect to which such action was taken, and it shall not be necessary to make any Holders of such Securities or Coupons appertaining to such Securities parties to any such proceedings.

                  Section 5.3 Application of Proceeds. Any moneys collected by the Trustee pursuant to this Article in respect of any series shall, subject to the subordination provisions hereof, be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal or interest or Additional Amounts, upon presentation of the several Securities and Coupons appertaining to such Securities in respect of which monies have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities of such series in reduced principal amounts in exchange for the presented Securities of like series if only partially paid, or upon surrender thereof if fully paid:

                  FIRST: To the payment of costs and expenses applicable to such series in respect of which monies have been collected, including reasonable compensation to the Trustee and each predecessor Trustee and their respective agents and attorneys and of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence, bad faith or willful misconduct;

                  SECOND: In case the principal of the Securities of such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest and Additional Amounts on the Securities of such series in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in such Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

                  THIRD: In case the principal of the Securities of such series in respect of which moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal and interest and Additional Amounts, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal, interest and Additional Amounts or Yield to Maturity, without preference or priority of principal over interest, Additional Amounts or Yield to Maturity, or of interest, Additional Amounts or Yield to Maturity over principal, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal, accrued and unpaid interest, Additional Amounts or Yield to Maturity; and

                  FOURTH: To the payment of the remainder, if any, to the Issuer or as a court of competent jurisdiction shall direct in writing.

                  Section 5.4 Suits for Enforcement. In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem necessary to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

                  Section 5.5 Restoration of Rights on Abandonment of Proceedings. In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Issuer and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

                  Section 5.6 Limitations on Suits by Securityholders. No Holder of any Security of any series or of any Coupon appertaining thereto shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 33% in aggregate principal amount of the Securities of each affected series then Outstanding (treated as a single class) shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.9; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security or Coupon with every other taker and Holder and the Trustee, that no one or more Holders of Securities of any series or Coupons appertaining to such Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holder of Securities or Coupons appertaining to such Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the applicable series and Coupons appertaining to such Securities. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  Section 5.7 Unconditional Right of Securityholders to Institute Certain Suits. Notwithstanding any other provision in this Indenture and any provision of any Security, the right of any Holder of any Security or Coupon to receive payment of the principal of and interest on such Security or Coupon on or after the respective due dates expressed in such Security or Coupon, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

                  Section 5.8 Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. Except as provided in Section 5.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or Coupons is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. No delay or omission of the Trustee or of any Holder of Securities or Coupons to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 5.6, every power and remedy given by this Indenture or by law to the Trustee or to the Holders of Securities or Coupons may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders of Securities or Coupons.

                  Section 5.9 Control by Holders of Securities. The Holders of a majority in aggregate principal amount of the Securities of each series affected (with all such series voting as a single class) at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such series by this Indenture; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture; provided further that (subject to the provisions of Section 6.1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or Responsible Officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities of all series so affected not joining in the giving of said direction, it being understood that (subject to Section 6.1) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders.

                  Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Securityholders.

                  Section 5.10 Waiver of Past Defaults. Prior to the acceleration of the maturity of any Securities as provided in Section 5.1, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding with respect to which an Event of Default shall have occurred and be continuing, may (voting as a single class) on behalf of the Holders of all such Securities waive any past default or Event of Default described in Section 5.1 and its consequences, except a default in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Security affected. In the case of any such waiver, the Issuer, the Trustee and the Holders of all such Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

                  Section 5.11 Trustee to Give Notice of Default, but May Withhold in Certain Circumstances. Subject to Section 6.1(2)(e), the Trustee shall, within ninety days after the occurrence of a default with respect to the Securities of any series, give notice of all defaults with respect to that series actually known to a Responsible Officer of the Trustee (1) if any Unregistered Securities of that series are then Outstanding, to the Holders thereof, by publication at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and (2) to all Holders of Securities of such series in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act of 1939, unless in each case such defaults shall have been cured before the mailing or publication of such notice (the term "defaults" for the purpose of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of default in the payment of the principal of or interest or Additional Amounts on any of the Securities of such series, or in the payment of any sinking fund installment on such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series.

                  Section 5.12 Right of Court to Require Filing of Undertaking to Pay Costs. All parties to this Indenture agree, and each Holder of any Security or Coupon by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder or group of Securityholders of any series holding in the aggregate more than 10% in aggregate principal amount of the Securities of such series, or, in the case of any suit relating to or arising under clause (4) or (8) of Section 5.1 (if the suit relates to Securities of more than one but less than all series), 10% in aggregate principal amount of Securities then Outstanding and affected thereby, or in the case of any suit relating to or arising under clause (4) or (8) (if the suit under clause (4) or (8) relates to all the Securities then Outstanding), (5), (6) or (7) of
Section 5.1, 10% in aggregate principal amount of all Securities then Outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or interest or Additional Amounts on any Security on or after the due date expressed in such Security or any date fixed for redemption.

                                  ARTICLE VI

                            CONCERNING THE TRUSTEE

                  Section 6.1 Duties and Responsibilities of the Trustee; During Default; Prior to Default.

                  (1) With respect to the Holders of any series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the Securities of a particular series and after the curing or waiving of all Events of Default which may have occurred with respect to such series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Securities of a series has occurred (which has not been cured or waived), the Trustee shall exercise with respect to such series of Securities such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (2) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

                       (a) prior to the occurrence of an Event of Default with respect to the Securities of any series and after the curing or waiving of all such Events of Default with respect to such series which may have occurred:

                            (i) the duties and obligations of the Trustee with respect to the Securities of any series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                            (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein unless specifically required by this Indenture).

                       (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                       (c) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

                       (d) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 5.9 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

                       (e) the Trustee shall not be required to take notice, and shall not be deemed to have notice, of any default or Event of Default hereunder, except Events of Default described in paragraphs (1),
     (2) and (3) of Section 5.1 hereof, unless a Responsible Officer of the Trustee shall be notified specifically of the default or Event of Default on a written instrument or document delivered to it at its notice address by the Issuer or by the Holders of at least 10% of the aggregate principal amount of Securities then outstanding. In the absence of delivery of notice satisfying those requirements, the Trustee may assume conclusively that there is no default or Event of Default, except as noted.

                  (3) None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers.

         The provisions of this Section 6.1 are in furtherance of and subject to Section 315 of the Trust Indenture Act of 1939.

         Section 6.2 Certain Rights of the Trustee. In furtherance of and subject to the Trust Indenture Act of 1939, and subject to Section 6.1:

                  (1) the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (2) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officer's Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Issuer;

                  (3) the Trustee may consult with legal counsel of its choice or other experts, and the advice of such experts within the scope of such expert's area of expertise or opinion of counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or opinion.

                  (4) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred therein or thereby;

                  (5) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities of all series affected by such Event of Default and then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require indemnity satisfactory to it against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Issuer or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Issuer upon demand;

                  (6) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder;

                  (7) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder;

                  (8) the Trustee may request that the Issuer deliver a Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Certificate may be signed by any person authorized to sign an Officer's Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded;

                  (9) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, at a time reasonably determined by the Issuer, personally or by agent or attorney at the sole cost of the Issuer and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation; and

                  (10) in no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

         Section 6.3 Trustee Not Responsible for Recitals, Disposition of Securities or Application of Proceeds Thereof. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of any Securities or Coupons. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof.

         Section 6.4 Trustee and Agents May Hold Securities or Coupons; Collections, Etc. The Trustee or any agent of the Issuer or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons with the same rights it would have if it were not the Trustee or such agent and may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee or such agent.

         Section 6.5 Moneys Held by Trustee. Subject to the provisions of
Section 3.3 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Issuer or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

         Section 6.6 Compensation and Indemnification of Trustee and its Prior Claim. The Issuer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed in writing between the Issuer and the Trustee from time to time (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Issuer covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as shall be determined to have been caused by its own negligence, bad faith or willful misconduct. The Issuer also covenants to indemnify the Trustee, each predecessor Trustee and their respective directors, officers, employees, and agents (the "indemnitees") for, and to hold the indemnitees harmless against, any and all loss, liability, claim, damage, penalty, fine or expense, including taxes and reasonable out-of-pocket expenses, reasonable incidental expenses and reasonable legal fees and expenses incurred without negligence, bad faith or willful misconduct on the indemnitees' part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and the indemnitees' duties hereunder, including the costs and expenses of defending themselves against or investigating any claim, whether asserted by the Issuer or any Holder or any other Person, or liability in connection with the exercise or performance of the indemnitees' duties or obligations hereunder. The obligations of the Issuer under this Section to compensate and indemnify the indemnitees and to pay or reimburse the indemnitees for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee in accordance with Section 6.10 herein. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities or Coupons, and the Securities are hereby subordinated to such senior claim.

                  The Trustee shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 6.6, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

                  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(5) or Section 5.1(6), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

                  The provisions of this section shall survive the termination of this Indenture.

         Section 6.7 Right of Trustee to Rely on Officer's Certificate, Etc. Subject to Sections 6.1 and 6.2, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence, bad faith or willful misconduct on the part of the Trustee, be deemed to be conclusively proved and established by an Officer's Certificate delivered to the Trustee, and such certificate, in the absence of negligence, bad faith or willful misconduct on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

         Section 6.8 Indentures Not Creating Potential Conflicting Interests for the Trustee. The following indentures are hereby specifically described for the purposes of Section 310(b)(1) of the Trust Indenture Act of 1939: this Indenture with respect to the Securities of any series.

         Section 6.9 Persons Eligible for Appointment as Trustee. The Trustee for each series of Securities hereunder shall at all times be a corporation or banking association organized and doing business under the laws of the United States of America or of any State or the District of Columbia having a combined capital and surplus of at least $50,000,000, and which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by Federal, State or District of Columbia authority. Such corporation or banking association shall have a place of business or an affiliate with a place of business in the Borough of Manhattan, The City of New York if there be such a corporation or association in such location willing to act upon reasonable and customary terms and conditions. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.

                  The provisions of this Section 6.9 are in furtherance of and subject to Section 310(a) of the Trust Indenture Act of 1939.

         Section 6.10 Resignation and Removal; Appointment of Successor
Trustee.

                  (1) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Issuer and (a) if any Unregistered Securities of a series affected are then Outstanding, by giving notice of such resignation to the Holders thereof, by publication, at the Issuer's expense, at least once in an Authorized Newspaper in [the Borough of Manhattan, The City of New York, (b) if any Unregistered Securities of a series affected are then Outstanding, by mailing notice of such resignation to the Holders thereof who have filed their names and addresses with the Trustee pursuant to Section 313(c)(2) of the Trust Indenture Act of 1939 at such addresses as were so furnished to the Trustee and (c) by mailing notice of such resignation to the Holders of then Outstanding Registered Securities of each series affected at their addresses as they shall appear on the registry books. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor Trustee or Trustees with respect to the applicable series by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee or Trustees. If no successor Trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning Trustee may, at the Issuer's expense, petition any court of competent jurisdiction for the appointment of a successor Trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Section 5.12, on behalf of himself or herself and all others similarly situated, petition any such court for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

                  (2) In case at any time any of the following shall occur:

                       (a) the Trustee shall fail to comply with the provisions of Section 310(b) of the Trust Indenture Act of 1939 with respect to any series of Securities after written request therefor by the Issuer or by any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months; or

                       (b) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.9 and Section 310(a) of the Trust Indenture Act of 1939 and shall fail to resign after written request therefor by the Issuer or by any Securityholder; or

                       (c) the Trustee shall become incapable of acting with respect to any series of Securities, or shall be adjudged bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Issuer may remove the Trustee with respect to the applicable series of Securities and appoint a successor Trustee for such series by written instrument, in duplicate, executed by order of the Board of Directors of the Issuer, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee, or, subject to the provisions of Section 315(e) of the Trust Indenture Act of 1939, any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months may on behalf of himself or herself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper, remove the Trustee and appoint a successor Trustee.

                  (3) The Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding may at any time remove the Trustee with respect to Securities of such series and appoint a successor Trustee with respect to the Securities of such series by delivering to the Trustee so removed, to the successor Trustee so appointed and to the Issuer the evidence provided for in Section 7.1 of the action in that regard taken by such Securityholders.

                  (4) Any resignation or removal of the Trustee with respect to any series and any appointment of a successor Trustee with respect to such series pursuant to any of the provisions of this Section 6.10 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 6.11.

         Section 6.11 Acceptance of Appointment by Successor Trustee. Any successor Trustee appointed as provided in Section 6.10 shall execute and deliver to the Issuer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee with respect to all or any applicable series shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as Trustee for such series hereunder; but, nevertheless, on the written request of the Issuer or of the successor Trustee, upon payment of its charges then unpaid, the Trustee ceasing to act shall, subject to Section 3.3, pay over to the successor Trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor Trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor Trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such Trustee to secure any amounts then due it pursuant to the provisions of Section 6.6.

                  If a successor Trustee is appointed with respect to the Securities of one or more (but not all) series, the Issuer, the predecessor Trustee and each successor Trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be Trustee of a trust or trusts under separate indentures.

                  No successor Trustee with respect to any series of Securities shall accept appointment as provided in this Section 6.11 unless at the time of such acceptance such successor Trustee shall be qualified under
Section 310(b) of the Trust Indenture Act of 1939 and eligible under the provisions of Section 6.9.

                  Upon acceptance of appointment by any successor Trustee as provided in this Section 6.11, the Issuer shall give notice thereof (1) if any Unregistered Securities of a series affected are then Outstanding, to the Holders thereof, by publication of such notice at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and (2) if any Unregistered Securities of a series affected are then Outstanding, to the Holders thereof who have filed their names and addresses with the Trustee pursuant to Section 313(c)(2) of the Trust Indenture Act of 1939, by mailing such notice to such Holders at such addresses as were so furnished to the Trustee (and the Trustee shall make such information available to the Issuer for such purpose) and (3) if any Registered Securities of a series affected are then Outstanding, to the Holders thereof, by mailing such notice to such Holders at their addresses as they shall appear on the registry books. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 6.10. If the Issuer fails to give such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be given at the expense of the Issuer.

         Section 6.12 Merger, Amalgamation, Conversion, Consolidation or Succession to Business of Trustee. Any corporation or national banking association into which the Trustee may be merged or amalgamated or converted or with which it may be consolidated, or any corporation or national banking association resulting from any merger, amalgamation, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation or national banking association shall be qualified under Section 310(b) of the Trust Indenture Act of 1939 and eligible under the provisions of Section 6.9, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities of such series or in this Indenture provided that the certificate of the Trustee shall have; provided, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities of any series in the name of any predecessor Trustee shall apply only to its successor or successors by merger, amalgamation, conversion or consolidation.

         Section 6.13 Preferential Collection of Claims Against the Issuer. The Trustee shall comply with Section 311(a) of the Trust Indenture Act of 1939, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act of 1939. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act of 1939 to the extent indicated therein.

         Section 6.14 Appointment of Authenticating Agent. As long as any Securities of a series remain Outstanding, the Trustee may, by an instrument in writing, appoint with the approval of the Issuer an authenticating agent (the "Authenticating Agent") which shall be authorized to act on behalf of the Trustee to authenticate Securities, including Securities issued upon exchange, registration of transfer, partial redemption or pursuant to Section 2.9. Securities of each such series authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee. Whenever reference is made in this Indenture to the authentication and delivery of Securities of any series by the Trustee or to the Trustee's Certificate of Authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent for such series and a Certificate of Authentication executed on behalf of the Trustee by such Authenticating Agent. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 (determined as provided in Section 6.9 with respect to the Trustee) and subject to supervision or examination by Federal or State authority.

                  Any corporation into which any Authenticating Agent may be merged, amalgamated or converted, or with which it may be consolidated, or any corporation resulting from any merger, amalgamation or conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent with respect to all series of Securities for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent. The Trustee may at any time terminate the Authenticating Agent. Any Authenticating Agent may at any time, and if it shall cease to be eligible, shall resign by giving written notice of resignation to the Trustee and to the Issuer.

                  Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14 with respect to one or more series of Securities, the Trustee shall upon receipt of an Issuer Order appoint a successor Authenticating Agent and the Issuer shall provide notice of such appointment to all Holders of Securities of such series in the manner and to the extent provided in Section 11.4. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. The Issuer agrees to pay to the Authenticating Agent for such series from time to time reasonable compensation. The Authenticating Agent for the Securities of any series shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee.

                  Sections 6.2, 6.3, 6.4, 6.6 and 7.3 shall be applicable to any Authenticating Agent.

                                 ARTICLE VII

                        CONCERNING THE SECURITYHOLDERS

         Section 7.1 Evidence of Action Taken by Securityholders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Securityholders of any or all series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 6.1 and 6.2) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Article.

         Section 7.2 Proof of Execution of Instruments and of Holding of Securities. Subject to Sections 6.1 and 6.2, the execution of any instrument by a Securityholder or his or her agent or proxy may be proved in the following manner:

                  (1) The fact and date of the execution by any Holder of any instrument may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the person executing such instruments acknowledged to him or her the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute sufficient proof of the authority of the person executing the same.

                  (2) The fact of the holding by any Holder of an Unregistered Security of any series, and the identifying number of such Security and the date of his or her holding the same, may be proved by the production of such Security or by a certificate executed by any trust company, bank, banker or recognized securities dealer wherever situated satisfactory to the Trustee, if such certificate shall be deemed by the Trustee to be satisfactory. Each such certificate shall be dated and shall state that on the date thereof a Security of such series bearing a specified identifying number was deposited with or exhibited to such trust company, bank, banker or recognized securities dealer by the person named in such certificate. Any such certificate may be issued in respect of one or more Unregistered Securities of one or more series specified therein. The holding by the person named in any such certificate of any Unregistered Securities of any series specified therein shall be presumed to continue for a period of one year from the date of such certificate unless at the time of any determination of such holding (a) another certificate bearing a later date issued in respect of the same Securities shall be produced, or
(b) the Securities of such series specified in such certificate shall be produced by some other person, or (c) the Securities of such series specified in such certificate shall have ceased to be Outstanding. Subject to Sections
6.1 and 6.2, the fact and date of the execution of any such instrument and the amount and numbers of Securities of any series held by the person so executing such instrument and the amount and numbers of any Security or Securities for such series may also be proven in accordance with such reasonable rules and regulations as may be prescribed by the Trustee for such series or in any other manner which the Trustee for such series may deem sufficient.

                  (3) In the case of Registered Securities, the ownership of such Securities shall be proved by the Security register or by a certificate of the Security registrar.

                  The Issuer may set a record date for purposes of determining the identity of Holders of Registered Securities of any series entitled to vote or consent to any action referred to in Section 7.1, which record date may be set at any time or from time to time by notice to the Trustee, for any date or dates (in the case of any adjournment or reconsideration) not more than [60] days nor less than [five] days prior to the proposed date of such vote or consent, and thereafter, notwithstanding any other provisions hereof, with respect to Registered Securities of any series, only Holders of Registered Securities of such series of record on such record date shall be entitled to so vote or give such consent or revoke such vote or consent.

         Section 7.3 Holders to Be Treated as Owners. The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the person in whose name any Security shall be registered upon the Security register for such series as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest on such Security and for all other purposes; and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary. The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Holder of any Unregistered Security and the Holder of any Coupon as the absolute owner of such Unregistered Security or Coupon (whether or not such Unregistered Security or Coupon shall be overdue) for the purpose of receiving payment thereof or on account thereof and for all other purposes and neither the Issuer, the Trustee, nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such person, or upon his or her order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Unregistered Security or Coupon.

         Section 7.4 Securities Owned by Issuer Deemed Not Outstanding. In determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of any or all series have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Issuer or any other obligor on the Securities with respect to which such determination is being made or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officer's Certificate listing and identifying all Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above-described Persons; and, subject to Sections 6.1 and 6.2, the Trustee shall be entitled to accept such Officer's Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

         Section 7.5 Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the [Corporate Trust Office] and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor or on registration of transfer thereof, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Trustee and the Holders of all the Securities affected by such action.

                                 ARTICLE VIII

                            SUPPLEMENTAL INDENTURES

         Section 8.1 Supplemental Indentures Without Consent of
Securityholders.

                  (1) In addition to any supplemental indenture otherwise authorized by this Indenture, the Issuer, when authorized by a resolution of its Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order), and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto, which comply with the Trust Indenture Act of 1939, as then in effect, without the consent of the Holders, for one or more of the following purposes:

                       (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of one or more series any property or assets;

                       (b) to evidence the succession of another Person to the Issuer, or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Issuer pursuant to Article IX;

                       (c) to add to the covenants of the Issuer such further covenants, restrictions, conditions or provisions as the Issuer and the Trustee shall consider to be for the protection of the Holders of Securities or Coupons, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default;

                       (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make any other provisions as the Issuer may deem necessary or desirable, provided that no such action shall materially adversely affect the interests of the Holders of the Securities or Coupons;

                       (e) to establish the forms or terms of Securities of any series or of the Coupons appertaining to such Securities as permitted by Sections 2.1 and 2.3;

                       (f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11; and

                       (g) to make any other changes that do not materially adversely affect holders of the affected Securities.

                  (2) The Trustee is hereby authorized to join with the Issuer in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  (3) Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 8.2.

         Section 8.2 Supplemental Indentures With Consent of Securityholders.

                  (1) With the consent (evidenced as provided in Article VII) of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of all series affected by such supplemental indenture (voting as one class), the Issuer, when authorized by a resolution of its Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order), and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto, which comply with the Trust Indenture Act of 1939, as then in effect, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series or of the Coupons appertaining to such Securities; provided, that no such supplemental indenture shall (a) extend the final maturity of any then issued Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon or reduce any amount payable on redemption thereof, or make the principal thereof (including any amount in respect of original issue discount), or interest thereon or Additional Amounts payable in any coin or currency other than that provided in such Securities and any Coupons thereon or in accordance with the terms thereof, or reduce the amount of the principal of a then issued Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 5.1 or the amount thereof provable in bankruptcy pursuant to
Section 5.2, or impair or affect the right of any Securityholder to institute suit for the payment thereof or, if such Securities provide therefor, any right of repayment at the option of the Securityholder, in each case without the consent of the Holder of each Security so affected, or (b) reduce the percentage in principal amount of then issued Securities of any series, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of each Security so affected.

                  (2) A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Holders of Securities of such series, or of Coupons appertaining to such Securities, with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or of the Coupons appertaining to such Securities.

                  (3) Upon the request of the Issuer, accompanied by a copy of a resolution of the Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order) certified by [the secretary or an assistant secretary] of the Issuer authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of the Holders of the Securities as aforesaid and other documents, if any, required by Section 7.1, the Trustee shall join with the Issuer in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

                  (4) It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                  (5) Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall give notice thereof (a) if any Registered Securities of a series affected thereby are then Outstanding, to the Holders thereof by mailing a notice thereof by first-class mail to such Holders at their addresses as they shall appear on the Security register, (b) if any Unregistered Securities of a series affected thereby are then Outstanding, to the Holders thereof who have filed their names and addresses with the Trustee pursuant to Section 313 (c)(2) of the Trust Indenture Act of 1939, by mailing a notice thereof by first-class mail to such Holders at such addresses as were so furnished to the Trustee and (c) if any Unregistered Securities of a series affected thereby are then Outstanding, to all Holders thereof, by publication of a notice thereof at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and in each case such notice shall set forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         Section 8.3 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer and the Holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         Section 8.4 Documents to Be Given to Trustee. The Trustee, subject to the provisions of Sections 6.1 and 6.2, shall be provided with, and shall be fully protected in relying upon, an Officer's Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article VIII complies with the applicable provisions of this Indenture.

         Section 8.5 Notation on Securities in Respect of Supplemental Indentures. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Trustee for such series as to any matter provided for by such supplemental indenture or as to any action taken by Securityholders. If the Issuer or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuer, authenticated by the Trustee and delivered in exchange for the Securities of such series then Outstanding.

         Section 8.6 Subordination Unimpaired. This Indenture may not be amended to after the subordination of any of the Outstanding Securities without the written consent of each holder of Senior Indebtedness then outstanding that would be adversely affected thereby.

         Section 8.7 Conformity with Trust Indenture Act of 1939. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act of 1939 as then in effect.

                                  ARTICLE IX

            CONSOLIDATION, MERGER, AMALGAMATION, SALE OR CONVEYANCE

         Section 9.1 Issuer May Consolidate, Etc., Only on Certain Terms. The Issuer shall not consolidate with or merge or amalgamate into another Person or sell other than for cash all or substantially all its assets to another Person, or purchase all or substantially all the assets of another Person, unless:

                  (1) either the Issuer is the continuing Person, or the successor Person (if other than the Issuer) expressly assumes by supplemental indenture the obligations and covenants evidenced by the Indenture and the Securities (in which case, the Issuer will be discharged therefrom),

                  (2) immediately thereafter, the Issuer or the successor Person (if other than the Issuer) would not be in default in the performance of any covenant or condition contained herein, and

                  (3) a specified Officers' Certificate and an Opinion of Counsel are delivered to the Trustee, each (a) stating that such transaction and any supplemental indenture pertaining thereto, comply with Article VIII and Article IX, respectively, and (b) otherwise complying with Section 11.5.

         Section 9.2 Successor Substituted for the Issuer. Upon any consolidation of the Issuer with, or merger or amalgamation of the Issuer into, any other Person or any conveyance or transfer of the properties and assets of the Issuer substantially as an entirety in accordance with Section 9.1, the successor Person formed by such consolidation or into which the Issuer is merged or amalgamated or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such successor Person had been named as the Issuer herein, and thereafter, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                  ARTICLE X

           SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS

Section 10.1      Termination of Issuer's Obligations Under the Indenture.

                  (1) This Indenture shall upon an Issuer Order cease to be of further effect with respect to Securities of or within any series and any Coupons appertaining thereto (except as to any surviving rights of registration of transfer or exchange of such Securities and replacement of such Securities which may have been lost, stolen or mutilated as herein expressly provided for) and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such Securities and any Coupons appertaining thereto when

                       (a) either

                            (i) all such Securities previously authenticated and delivered and all Coupons appertaining thereto (other than (A) such Coupons appertaining to Unregistered Securities surrendered in exchange for Registered Securities and maturing after such exchange, surrender of which is not required or has been waived as provided in
          Section 2.8, (B) such Securities and Coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.9, (C) such Coupons appertaining to Unregistered Securities called for redemption and maturing after the date fixed for redemption thereof, surrender of which has been waived as provided in Section 12.3 and (D) such Securities and Coupons for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust as provided in
          Section 3.3) have been delivered to the Trustee for cancellation; or

                            (ii) all Securities of such series and, in the case of (X) or (Y) below, all Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation (X) have become due and payable, or (Y) will become due and payable within one year, or (Z) if redeemable at the option of the Issuer, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of (X), (Y) or (Z) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in the currency or currencies or currency unit or units in which the Securities of such series are payable, sufficient to pay and discharge the entire indebtedness on such Securities and such Coupons not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, and interest and Additional Amounts, with respect thereto, to the date of such deposit (in the case of Securities which have become due and payable) or maturity date or redemption date, as the case may be;

                       (b) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

                       (c) the Issuer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

                  (2) Notwithstanding the satisfaction and discharge of this Indenture, the obligation of the Issuer to the Trustee and any predecessor Trustee under Section 6.6, the obligations of the Issuer to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to (1)(a)(ii) of this Section, the obligations of the Trustee under Section 10.2 and the last paragraph of Section 3.3 shall survive.

         Section 10.2 Application of Trust Funds. Subject to the provisions of the last paragraph of Section 3.3, all money deposited with the Trustee pursuant to Section 10.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the Coupons and this Indenture, to the payment, either directly or through any paying agent (including the Issuer acting as its own paying agent) as the Trustee may determine, to the Persons entitled thereto of the principal, premium, if any, and any interest or Additional Amounts for whose payment such money has been deposited with or received by the Trustee, but such money need not be segregated from other funds except to the extent required by law.

         Section 10.3 Applicability of Defeasance Provisions; Issuer's Option to Effect Defeasance or Covenant Defeasance. If pursuant to Section 2.3 provision is made for either or both of (1) defeasance of the Securities of or within a series under Section 10.4 or (2) covenant defeasance of the Securities of or within a series under Section 10.5, then the provisions of such Section or Sections, as the case may be, together with the provisions of Sections 10.6 through 10.9 inclusive, with such modifications thereto as may be specified pursuant to Section 2.3 with respect to any Securities, shall be applicable to such Securities and any Coupons appertaining thereto, and the Issuer may at its option by or pursuant to Board Resolution, at any time, with respect to such Securities and any Coupons appertaining thereto, elect to have
Section 10.4 (if applicable) or Section 10.5 (if applicable) be applied to such Outstanding Securities and any Coupons appertaining thereto upon compliance with the conditions set forth below in this Article.

         Section 10.4 Defeasance and Discharge. Upon the Issuer's exercise of the option specified in Section 10.3 applicable to this Section with respect to the Securities of or within a series, the Issuer shall be deemed to have been discharged from its obligations with respect to such Securities and any Coupons appertaining thereto on and after the date the conditions set forth in
Section 10.6 are satisfied (hereinafter "defeasance"). For this purpose, such defeasance means that the Issuer shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and any Coupons appertaining thereto which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 10.7 and the other Sections of this Indenture referred to in clause (2) of this Section, and to have satisfied all its other obligations under such Securities and any Coupons appertaining thereto and this Indenture insofar as such Securities and any Coupons appertaining thereto are concerned (and the Trustee, at the expense of the Issuer, shall on an Issuer Order execute proper instruments acknowledging the same), except the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Securities and any Coupons appertaining thereto to receive, solely from the trust funds described in
Section 10.6(1) and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest and Additional Amounts, if any, on such Securities or any Coupons appertaining thereto when such payments are due; (2) the Issuer's obligations with respect to such Securities under Sections 2.8, 2.9, 3.2 and 3.3 and with respect to the payment of Additional Amounts, if any, payable with respect to such Securities as specified pursuant to Section 2.3; (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article X. Subject to compliance with this Article X, the Issuer may exercise its option under this Section notwithstanding the prior exercise of its option under Section 10.5 with respect to such Securities and any Coupons appertaining thereto. Following a defeasance, payment of such Securities may not be accelerated because of an Event of Default.

         Section 10.5 Covenant Defeasance. Upon the Issuer's exercise of the option specified in Section 10.3 applicable to this Section with respect to any Securities of or within a series, the Issuer shall be released from its obligations under Section 9.1 and 3.5 and, if specified pursuant to Section 2.3, its obligations under any other covenant with respect to such Securities and any Coupons appertaining thereto on and after the date the conditions set forth in Section 10.6 are satisfied (hereinafter, "covenant defeasance"), and such Securities and any Coupons appertaining thereto shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with Sections 9.1 and Article III or such other covenant, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Securities and any Coupons appertaining thereto, the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under Section 5.1(4) or (8) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities and any Coupons appertaining thereto shall be unaffected thereby.

         Section 10.6 Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to application of Section 10.4 or Section
10.5 to any Securities of or within a series and any Coupons appertaining thereto:

                  (1) The Issuer shall have deposited or caused to be deposited irrevocably with the Trustee (or another Trustee satisfying the requirements of Section 6.9 who shall agree to comply with, and shall be entitled to the benefits of, the provisions of Sections 10.3 through 10.9 inclusive and the last paragraph of Section 3.3 applicable to the Trustee, for purposes of such Sections also a "Trustee") as trust funds in trust for the purpose of making the payments referred to in clauses (X) and (Y) of this
Section 10.6(1), specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities and any Coupons appertaining thereto, with instructions to the Trustee as to the application thereof, (a) money in an amount (in such currency, currencies or currency unit or units in which such Securities and any Coupons appertaining thereto are then specified as payable at maturity), or (b) if Securities of such series are not subject to repayment at the option of Holders, U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment referred to in clause (X) or (Y) of this Section 10.6(1), money in an amount or (c) a combination thereof in an amount sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge,
(X) the principal of, premium, if any, and interest and Additional Amounts, if any, on Securities and any Coupons appertaining thereto on the maturity of such principal or installment of principal or interest and (Y) any mandatory sinking fund payments applicable to such Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and such Securities and any Coupons appertaining thereto. Before such a deposit the Issuer may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date or dates in accordance with Article XII which shall be given effect in applying the foregoing.

                  (2) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default or Event of Default under, this Indenture or result in a breach or violation of, or constitute a default under, any other material agreement or instrument to which the Issuer is a party or by which it is bound.

                  (3) In the case of an election under Section 10.4, the Issuer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel to the effect that (a) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling, or (b) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities and any Coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred.

                  (4) In the case of an election under Section 10.5, the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities and any Coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                  (5) The Issuer shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance under Section 10.4 or the covenant defeasance under Section 10.5 (as the case may be), including those contained in this Section 10.6 other than the 90 day period specified in Section 10.6(7), have been complied with.

                  (6) This Issuer shall have delivered to the Trustee an Officer's Certificate to the effect that neither such Securities nor any other Securities of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit.

                  (7) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections 5.1(5) and
(6), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

                  (8) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940 unless such trust shall be registered under such Act or exempt from registration thereunder.

                  (9) Such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Issuer in connection therewith as contemplated by Section 2.3.

         Section 10.7 Deposited Money and U.S. Government Obligations to be Held in Trust. Subject to the provisions of the last paragraph of Section 3.3, all money and U.S. Government Obligations (or other property as may be provided pursuant to Section 2.3) (including the proceeds thereof) deposited with the Trustee pursuant to Section 10.6 in respect of any Securities of any series and any Coupons appertaining thereto shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and any Coupons appertaining thereto and this Indenture, to the payment, either directly or through any paying agent (including the Issuer acting as its own paying agent) as the Trustee may determine, to the Holders of such Securities and any Coupons appertaining thereto of all sums due and to become due thereon in respect of principal, premium, if any, and interest and Additional Amounts, if any, but such money need not be segregated from other funds except to the extent required by law.

         Section 10.8 Repayment to Issuer. The Trustee (any paying agent) shall promptly pay to the Issuer upon Issuer Order any excess money or securities held by them at any time.

         Section 10.9 Indemnity For U.S. Government Obligations. The Issuer shall pay, and shall indemnify the Trustee against, any tax, fee or other charge imposed on or assessed against U.S. Government Obligations deposited pursuant to this Article or the principal and interest and any other amount received on such U.S. Government Obligations.

         Section 10.10 Reimbursement. If the Trustee or the paying agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or government authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Issuer has been discharged or released pursuant to Section 10.4 or 10.5 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or paying agent is permitted to apply all money held in trust pursuant to Section
10.7 with respect to such Securities in accordance with this Article; provided, however, that if the Issuer makes any payment of principal of or any premium or interest or Additional Amounts on any such Security following such reinstatement of its obligations, the Issuer shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

         Section 11.1 Incorporators, Shareholders, Officers and Directors of Issuer Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future shareholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities and the Coupons appertaining thereto by the Holders thereof and as part of the consideration for the issue of the Securities and the Coupons appertaining thereto.

         Section 11.2 Provisions of Indenture for the Sole Benefit of Parties and Holders of Securities and Coupons. Nothing in this Indenture, in the Securities or in the Coupons appertaining thereto, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and their successors and the Holders of the Securities or Coupons, if any, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities or Coupons, if any.

         Section 11.3 Successors and Assigns of Issuer Bound by Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Issuer shall bind its successors and assigns, whether so expressed or not.

         Section 11.4 Notices and Demands on Issuer, Trustee and Holders of Securities and Coupons. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities or Coupons to or on the Issuer shall be in writing (which may be by facsimile) and may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Issuer is filed by the Issuer with the Trustee) to Rediff.com India Limited, Mahalaxmi Engineering Estate, 1st Floor, J.J. First Cross Road, Mahim (West), Mumbai 400 016, Republic of India, Attn: [General Counsel]. Any notice, direction, request or demand by the Issuer or any Holder of Securities or Coupons to or upon the Trustee shall be deemed to have been sufficiently given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Trustee is filed by the Trustee with the Issuer) to Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, New York 10013, Attn: Corporate Trust Administration.

                  Where this Indenture provides for notice to Holders of Registered Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder entitled thereto, at his or her last address as it appears in the Security register. In any case where notice to such Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be reasonably satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

         Section 11.5 Officer's Certificates and Opinions of Counsel; Statements to Be Contained Therein. Upon any application or demand by the Issuer to the Trustee to take any action under any of the provisions of this Indenture, the Issuer shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

                  Each certificate or opinion provided for in this Indenture, except as required under Section 3.4, and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition, (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (3) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                  Any certificate, statement or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his or her certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, information with respect to which is in the possession of the Issuer, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer, unless such counsel actually knows that the certificate, statement or opinion or representations with respect to the matters upon which his or her certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

                  Any certificate, statement or opinion of an officer of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his or her certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

                  Any certificate or opinion of any independent firm of public accountants filed with and directed to the Trustee shall contain a statement that such firm is independent.

         Section 11.6 Payments Due on Saturdays, Sundays and Holidays. If the date of maturity of interest on or principal of the Securities of any series or any Coupons appertaining thereto or the date fixed for redemption or repayment of any such Security or Coupon shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

         Section 11.7 Conflict of Any Provision of Indenture with Trust Indenture Act of 1939. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by, or with another provision (an "incorporated provision") included in this Indenture by operation of, Sections 310 to 318, inclusive, of the Trust Indenture Act of 1939, such imposed duties or incorporated provision shall control.

         Section 11.8 New York Law to Govern; Waiver of Jury Trial. This Indenture and each Security and Coupon shall be deemed to be a contract under the laws of the [State of New York], and for all purposes shall be construed in accordance with the laws of such State, except as may otherwise be required by mandatory provisions of law.

                  EACH OF THE ISSUER AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES OR THE TRANSACTION CONTEMPLATED HEREBY.

         Section 11.9 Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

         Section 11.10 Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 11.11 Securities in a Foreign Currency or in ECU. Unless otherwise specified in an Officer's Certificate delivered pursuant to Section
2.3 of this Indenture with respect to a particular series of Securities, whenever for purposes of this Indenture any action may be taken by the Holders of a specified percentage in aggregate principal amount of Securities of all series or all series affected by a particular action at the time Outstanding and, at such time, there are Outstanding Securities of any series which are denominated in a coin or currency other than Dollars (including ECUs), then the principal amount of Securities of such series which shall be deemed to be Outstanding for the purpose of taking such action shall be that amount of Dollars that could be obtained for such amount at the Market Exchange Rate. For purposes of this Section 11.11, Market Exchange Rate shall mean the noon Dollar buying rate in New York City for cable transfers of that currency as published by the Federal Reserve Bank of New York; provided, however, in the case of ECUs, Market Exchange Rate shall mean the rate of exchange determined by the Commission of the European Communities (or any successor thereto) as published in the Official Journal of the European Communities (such publication or any successor publication, the "Journal"). If such Market Exchange Rate is not available for any reason with respect to such currency, the Trustee shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York or, in the case of ECUs, the rate of exchange as published in the Journal], as of the most recent available date, or quotations or, in the case of ECUs, rates of exchange from one or more major banks in The City of New York or in the country of issue of the currency in question, which for purposes of the ECU shall be Brussels, Belgium, or such other quotations or, in the case of ECU, rates of exchange as the Trustee shall deem appropriate. The provisions of this paragraph shall apply in determining the equivalent principal amount in respect of Securities of a series denominated in a currency other than Dollars in connection with any action taken by Holders of Securities pursuant to the terms of this Indenture including without limitation any determination contemplated in Section 5.1(7).

         All decisions and determinations of the Trustee regarding the Market Exchange Rate or any alternative determination provided for in the preceding paragraph shall be in its sole discretion and shall, in the absence of manifest error, be conclusive to the extent permitted by law for all purposes and irrevocably binding upon the Issuer and all Holders.

         Section 11.12 Judgment Currency. The Issuer agrees, to the fullest extent that it may effectively do so under applicable law, that (1) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of, any premium, interest or Additional Amounts on the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the day on which final unappealable judgment is entered, unless such day is not a Business Day, then, to the extent permitted by applicable law, the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the Business Day preceding the day on which final unappealable judgment is entered and (2) its obligations under this Indenture to make payments in the Required Currency (a) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subsection (1)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (b) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (c) shall not be affected by judgment being obtained for any other sum due under this Indenture.

         Section 11.13 Separability Clause. If any provision of this Indenture or of the Securities, or the application of any such provision to any Person or circumstance, shall be held to be invalid, illegal or unenforceable, the remainder of this Indenture or of the Securities, or the application of such provision to Persons or circumstances other than those as to whom or which it is invalid, illegal or unenforceable, shall not in any way be affected or impaired thereby.

         Section 11.14 Force Majeure. In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

         Section 11.15 Submission to Jurisdiction. The Company agrees that any judicial proceedings instituted in relation to any matter arising under this Indenture or the Securities may be brought in [any United States Federal or New York State court sitting in the Borough of Manhattan, The City of New York, New York] to the extent that such court has subject matter jurisdiction over the controversy, and, by execution and delivery of this Indenture, the Company hereby irrevocably accepts, generally and unconditionally, the jurisdiction of the aforesaid courts, acknowledges their competence and irrevocably agrees to be bound by any judgment rendered in such proceeding. The Company also irrevocably and unconditionally waives for the benefit of the Trustee and the Holders of the Securities any immunity from jurisdiction and any immunity from legal process (whether through service or notice, attachment prior to judgment, attachment in the aid of execution, execution or otherwise) in respect of this Indenture. The Company hereby irrevocably designates and appoints for the benefit of the Trustee and the Holders of the Securities for the term of this Indenture [CT Corporation System, 111 Eighth Avenue, New York, New York 10011 or Rediff.com U.S. address?], as its agent to receive on its behalf service of all process (with a copy of all such service of process to be delivered to Rediff.com India Limited Mahalaxmi Engineering Estate, 1st Floor, L.J. First Cross Road, Mahim (West), Mumbai 400 016, Republic of India,
Attention: General Counsel) brought against it with respect to any such proceeding in any such court in [The City of New York], such service being hereby acknowledged by the Company to be effective and binding service on it in every respect whether or not the Company shall then be doing or shall have at any time done business in [New York]. Such appointment shall be irrevocable so long as any of the Securities or the obligations of the Company hereunder remain outstanding until the appointment of a successor by the Company and such successor's acceptance of such appointment. Upon such acceptance, the Company shall notify the Trustee in writing of the name and address of such successor. The Company further agrees for the benefit of the Trustee and the Holders of the Securities to take any and all action, including the execution and filing of any and all such documents and instruments, as its agent in full force and effect so long as any of the Securities or the obligations of the Company hereunder shall be outstanding. The Trustee shall not be obligated and shall have no responsibility with respect to any failure by the Company to take any such action. Nothing herein shall affect the right to serve process in any other manner permitted by any law or limit the right of the Trustee or any Holder to institute proceedings against the Company in the courts of any other jurisdiction or jurisdictions.

                                 ARTICLE XII

                  REDEMPTION OF SECURITIES AND SINKING FUNDS

         Section 12.1 Applicability of Article. The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity or to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 2.3 for Securities of such series.

         Section 12.2 Notice of Redemption; Partial Redemptions. Notice of redemption to the Holders of Registered Securities of any series to be redeemed as a whole or in part at the option of the Issuer shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to such Holders of Securities of such series at their last addresses as they shall appear upon the registry books. Notice of redemption to the Holders of Unregistered Securities to be redeemed as a whole or in part, who have filed their names and addresses with the Trustee pursuant to Section 313(c)(2) of the Trust Indenture Act of 1939 shall be given at the Issuer's expense by mailing notice of such redemption, by first class mail, postage prepaid, at least 30 days and not more than 60 prior to the date fixed for redemption, to such Holders at such addresses as were so furnished to the Trustee (and, in the case of any such notice given by the Issuer, the Trustee shall make such information available to the Issuer for such purpose). Notice of redemption to all other Holders of Unregistered Securities shall be published in an Authorized Newspaper in the Borough of Manhattan, The City of New York], in each case, once in each of three successive calendar weeks, the first publication to be not less than 30 nor more than 60 days prior to the date fixed for redemption. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

                  The notice of redemption to each such Holder shall identify the securities to be redeemed (including CUSIP numbers), shall specify, the principal amount of each Security of such series held by such Holder to be redeemed, the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of such Securities and, in the case of Securities with Coupons attached thereto, of all Coupons appertaining thereto maturing after the date fixed for redemption, that such redemption is pursuant to the mandatory or optional sinking fund, or both, if such be the case, that interest accrued to the date fixed for redemption will be paid as specified in such notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. In case any Security of a series is to be redeemed in part only the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

                  The notice of redemption of Securities of any series to be redeemed at the option of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee (provided it receives the Officer's Certificate below) in the name and at the expense of the Issuer.

                  On or before 10:00 a.m., New York City time, the redemption date specified in the notice of redemption given as provided in this Section, the Issuer will deposit with the Trustee or with one or more paying agents (or, if the Issuer is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 3.3) an amount of money sufficient to redeem on the redemption date all the Securities of such series so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. The Issuer will deliver to the Trustee at least 75 days prior to the date fixed for redemption an Officer's Certificate stating the aggregate principal amount of Securities to be redeemed. In case of a redemption at the election of the Issuer prior to the expiration of any restriction on such redemption, the Issuer shall deliver to the Trustee, prior to the giving of any notice of redemption to Holders pursuant to this Section, an Officer's Certificate stating that such restriction has been complied with.

                  If less than all the Securities of a series are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, Securities of such series to be redeemed in whole or in part. Securities may be redeemed in part in multiples equal to the minimum authorized denomination for Securities of such series or any multiple thereof. The Trustee shall promptly notify the Issuer in writing of the Securities of such series selected for redemption and, in the case of any Securities of such series selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any series shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

         Section 12.3 Payment of Securities Called for Redemption. If notice of redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Issuer shall default in the payment of such Securities at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue, and the unmatured Coupons, if any, appertaining thereto shall be void, and, except as provided in Sections 3.3 and 6.5, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest and Additional Amounts to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, together with all Coupons, if any, appertaining thereto maturing after the date fixed for redemption, said Securities or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that payment of interest becoming due on or prior to the date fixed for redemption shall be payable in the case of Securities with Coupons attached thereto, to the Holders of the Coupons for such interest upon surrender thereof, and in the case of Registered Securities, to the Holders of such Registered Securities registered as such on the relevant record date subject to the terms and provisions of Sections 2.3 and 2.7 hereof.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest or Yield to Maturity (in the case of an Original Issue Discount Security) borne by such Security.

                  If any Security with Coupons attached thereto is surrendered for redemption and is not accompanied by all appurtenant Coupons maturing after the date fixed for redemption, such Security may be redeemed after deducting from the redemption price any amount equal to the face amount of all such missing Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Issuer and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any paying agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any paying agent any such missing Coupon in respect of which a deduction shall have been made from the redemption price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by Coupons shall be payable as provided in Section 2.9 and, unless otherwise specified as contemplated by Section 2.3, only upon presentation and surrender of those Coupons.

                  Upon presentation of any Security redeemed in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Issuer, a new Security or Securities of such series, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

         Section 12.4 Exclusion of Certain Securities from Eligibility for Selection for Redemption. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in an Officer's Certificate delivered to the Trustee at least [40] days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer or (b) an entity specifically identified in such written statement as directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer.

         Section 12.5 Mandatory and Optional Sinking Funds.

                  (1) The minimum amount of any sinking fund payment provided for by the terms of the Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of the Securities of any series is herein referred to as an "optional sinking fund payment". The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date".

                  (2) In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Issuer may at its option (a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Issuer or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Issuer and delivered to the Trustee for cancellation pursuant to Section 2.10, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section, or
(c) receive credit for Securities of such series (not previously so credited) redeemed by the Issuer through any optional redemption provision contained in the terms of such series. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Securities.

                  (3) On or before the 60th day next preceding each sinking fund payment date for any series, the Issuer will deliver to the Trustee an Officer's Certificate (which need not contain the statements required by Section 11.5) (a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash and the portion to be satisfied by credit of Securities of such series and the basis for such credit, (b) stating that none of the Securities of such series has theretofore been so credited, (c) stating that no defaults in the payment of interest or Events of Default with respect to such series have occurred (which have not been waived or cured) and are continuing and (d) stating whether or not the Issuer intends to exercise its right to make an optional sinking fund payment with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the Issuer intends to pay on or before the next succeeding sinking fund payment date. Any Securities of such series to be credited and required to be delivered to the Trustee in order for the Issuer to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section 2.10 to the Trustee with such Officer's Certificate (or reasonably promptly thereafter if acceptable to the Trustee). Such Officer's Certificate shall be irrevocable and upon its receipt by the Trustee the Issuer shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Issuer, on or before any such 60th day, to deliver such Officer's Certificate and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Issuer (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof and (ii) that the Issuer will make no optional sinking fund payment with respect to such series as provided in this Section.

                  (4) If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 (or the equivalent thereof in any Foreign Currency or ECU) or a lesser sum in Dollars (or the equivalent thereof in any Foreign Currency or ECU) if the Issuer shall so request with respect to the Securities of any particular series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. If such amount shall be $50,000 (or the equivalent thereof in any Foreign Currency or ECU) or less and the Issuer makes no such request then it shall be carried over until a sum in excess of $50,000 (or the equivalent thereof in any Foreign Currency or ECU) is available. The Trustee shall select, in the manner provided in Section 12.2, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such series to absorb said cash, as nearly as may be, and shall (if requested in writing by the Issuer) inform the Issuer of the serial numbers of the Securities of such series (or portions thereof) so selected. Securities shall be excluded from eligibility for redemption under this
Section if they are identified by registration and certificate number in an Officer's Certificate delivered to the Trustee at least 60 days prior to the sinking fund payment date as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer or (b) an entity specifically identified in such Officer's Certificate as directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer. The Trustee, in the name and at the expense of the Issuer (or the Issuer, if it shall so request the Trustee in writing) shall cause notice of redemption of the Securities of such series to be given in substantially the manner provided in Section 12.2 (and with the effect provided in Section 12.3) for the redemption of Securities of such series in part at the option of the Issuer. The amount of any sinking fund payments not so applied or allocated to the redemption of Securities of such series shall be added to the next cash sinking fund payment for such series and, together with such payment, shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys held on the stated maturity date of the Securities of any particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Securities of such series shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of, and interest on, the Securities of such series at maturity.

                  (5) On or before each sinking fund payment date, the Issuer shall pay to the Trustee in cash or shall otherwise provide for the payment of all interest accrued and Additional Amounts to the date fixed for redemption on Securities to be redeemed on the next following sinking fund payment date.

                  (6) The Trustee shall not redeem or cause to be redeemed any Securities of a series with sinking fund moneys or give any notice of redemption of Securities for such series by operation of the sinking fund during the continuance of a default in payment of interest on such Securities or of any Event of Default except that, where the giving of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Issuer a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article V and held for the payment of all such Securities. In case such Event of Default shall have been waived as provided in Section 5.10 or the default cured on or before the sixtieth day preceding the sinking fund payment date in any year, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of such Securities.

                                 ARTICLE XIII

                                 SUBORDINATION


         Section 13.1 Agreement to Subordinate. The Issuer, for itself, its successors and assigns, covenants and agrees, and each Holder of a Security or Coupon, by its acceptance thereof, likewise covenants and agrees, that the payment of the principal of and interest and Additional Amounts on, each and all of the Securities and any Coupons is hereby expressly subordinated, to the extent and in the manner hereinafter in this Article 13 set forth, in right of payment to the prior payment in full of all Senior Indebtedness.

         Section 13.2 Rights of Senior Indebtedness in the Event of Insolvency, Etc., of the Issuer.

                       (a) In the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to the Issuer or to its creditors, as such, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Issuer, whether or not involving insolvency or bankruptcy, and in the event of any execution sale, then the holders of Senior Indebtedness shall be entitled to receive payment in full of principal thereof and interest due thereon (including, without limitation, except to the extent, if any, prohibited by mandatory provisions of law, post-petition interest in any such proceedings) and Additional Amounts in money or money's worth of all Senior Indebtedness before the Holders are entitled to receive any payment on account of the principal of or interest on or Additional Amounts with respect to the indebtedness evidenced by the Securities or of the Coupons, and to that end the holders of Senior Indebtedness shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in connection with any such proceedings or sale in respect of the principal of or interest or Additional Amounts on the Securities or Coupons other than securities of the Issuer as reorganized or readjusted or securities of the Issuer or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article XIII with respect to the Securities or Coupons, to the payment of all indebtedness of the nature of Senior Indebtedness, provided that the rights of the holders of the Senior Indebtedness are not altered by such reorganization or readjustment;

                       (b) In the event and during the continuation of any default in payment of any Senior Indebtedness or if any event of default, as therein defined, shall exist under any Senior Indebtedness or any agreement pursuant to which any Senior Indebtedness is issued, no payment of the principal of or interest on the Securities or Coupons shall be made and the Issuer covenants that it will, upon ascertaining any such default or event of default, provide written notice to the Trustee of such default or event of default;

                       (c) In the event that the Securities of any series are declared due and payable before their expressed maturity because of the occurrence of an Event of Default (under circumstances when the provisions of Subsection (a) of this Section 13.2 shall not be applicable), the holders of all Senior Indebtedness shall be entitled to receive payment in full in money or money's worth of such Senior Indebtedness before such Holders are entitled to receive any payment on account of the principal of or interest on the Securities or Coupons; and

                       (d) No holder of Senior Indebtedness shall be prejudiced in his or her right to enforce subordination of the Securities or Coupons by any act or failure to act on the part of the Issuer.

         Section 13.3 Payment Over of Proceeds Received on Securities. In the event that, notwithstanding the provisions of Section 13.2, any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities (other than securities of the Issuer as reorganized or readjusted or securities of the Issuer or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided in this Article XIII with respect to the Securities or Coupons, to the payment of all indebtedness of the nature of Senior Indebtedness, provided that the rights of the holders of the Senior Indebtedness are not altered by such reorganization or readjustment) shall be received by the Holders or by the Trustee for their benefit in connection with any proceedings or sale referred to in Subsection
(a) of Section 13.2 before all Senior Indebtedness is paid in full in money or money's worth, such payment or distribution shall be paid over to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the Senior Indebtedness held or represented by each, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full in money or money's worth, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

                  From and after the payment in full in money or money's worth of all Senior Indebtedness, the Holders (together with the holders of any other indebtedness of the Issuer which is subordinate in right of payment to the payment in full of all Senior Indebtedness, which is not subordinate in right of payment to the Securities or Coupons and which by its terms grants such right of subrogation to the holder thereof) shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets or securities of the Issuer applicable to the Senior Indebtedness until the Securities and any Coupons shall be paid in full, and, for the purposes of such subrogation, no such payments or distributions to the holders of Senior Indebtedness of assets or securities, which otherwise would have been payable or distributable to Holders, shall, as between the Issuer, its creditors other than the holders of Senior Indebtedness, and the Holders, be deemed to be a payment by the Issuer to or on account of the Senior Indebtedness, it being understood that the provisions of this Article XIII are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of the Senior Indebtedness, on the other hand, and nothing contained in this Article XIII or elsewhere in this Indenture or in the Securities or Coupons is intended to or shall impair as between the Issuer, its creditors other than the holders of Senior Indebtedness, and the Holders, the obligation of the Issuer, which is unconditional and absolute, to pay to the Holders the principal of and interest on the Securities or Coupons as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the Holders and creditors of the Issuer other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the holder of any Security or Coupon from exercising all remedies otherwise permitted by applicable law upon default under this Indenture subject to the rights of the holders of Senior Indebtedness, under Section 13.2, to receive cash, property or securities of the Issuer otherwise payable or deliverable to the holders of the Securities or Coupons.

                  Upon any distribution or payment in connection with any proceedings or sale referred to in Subsection (a) of Section 13.2, the Trustee, subject as between the Trustee and the Holders to the provisions of Sections 6.1 and 6.2 hereof, shall be entitled to rely upon a certificate of the liquidating trustee or agent or other Person making any distribution or payment to the Trustee for the purpose of ascertaining the holders of Senior Indebtedness entitled to participate in such payment or distribution, the amount of such Senior Indebtedness or the amount payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XIII. In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Section 13.3, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, as to the extent to which such Person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such Person under this
Section 13.3, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

                  The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness, and shall not be liable to any such holders if it shall in good faith pay over or distribute to Holders or the Issuer or any other Person moneys or assets to which any holders of Senior Indebtedness shall be entitled by virtue of Article XIII of this Indenture or otherwise. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

         Section 13.4 Payments to Holders. Nothing contained in this Article XIII or elsewhere in this Indenture, or in any of the Securities or in any Coupon, shall prevent at any time, (1) the Issuer from making payments at any time of principal of or interest or Additional Amounts on the Securities or Coupons, except under the conditions described in Section 13.2 or during the pendency of any proceedings or sale therein referred to, provided, however, that payments of principal of or interest or Additional Amounts on the Securities or Coupons shall only be made by the Issuer within three business days of the due dates for such payments or (2) the application by the Trustee of any moneys deposited with it hereunder to the payment of or on account of the principal of or interest on the Securities or Coupons, if at the time of such deposit the Trustee did not have written notice in accordance with
Section 13.6 of any event prohibiting the making of such deposit by the Issuer or if in the event of redemption, the Trustee did not have such written notice prior to the time that the notice of redemption pursuant to Section 12.2 was given (which notice of redemption shall in no event be given more than 60 days prior to the date fixed for redemption).

         Section 13.5 Holders of Securities Authorize Trustee to Effectuate Subordination of Securities. Each Holder by his or her acceptance of a Security or Coupon authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in this Article XIII and appoints the Trustee as attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding up, liquidation or reorganization of the Issuer (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of the Issuer, the immediate filing of a claim for the unpaid balance of such Holder's Securities or Coupons in the form required in said proceedings and cause said claim to be approved.

         Section 13.6 Notice to Trustee. Notwithstanding the provisions of this Article XIII or any other provisions of this Indenture, the Trustee shall not be charged with the knowledge of the existence of any facts which would prohibit the making of any payment of moneys to the Trustee, unless and until the Trustee shall have received written notice thereof from the Issuer or from the holder or the representative of any class of Senior Indebtedness; provided, however, that if at least three (3) Business Days prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the payment of either the cash amount payable at maturity or interest on any Security or Coupon), a Responsible Officer of the Trustee shall not have received with respect to such monies the notice provided for in this Section 13.6, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary, which may be received by it on or after such three (3) Business Days prior to such date.

         Section 13.7 Trustee May Hold Senior Indebtedness. Subject to the provisions of Section 6.13, the Trustee shall be entitled to all the rights set forth in this Article XIII with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee or any Authenticating Agent of its right as such holder.

         Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.6.

         Section 13.8 Trustee Not Fiduciary for Holders of Senior Indebtedness. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if the Trustee shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article XIII or otherwise. With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article XIII and no implied covenants or obligations with respect to holders of Senior Indebtedness shall be read into this Indenture against the Trustee.

         Section 13.9 Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of the Company referred to in this Article XIII, the Trustee, subject to the provisions of Section 6.1, and the Holders of the Securities shall be entitled to conclusively rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, custodian, receiver, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XIII.

         Section 13.10 Applicability of Article XIII to Paying Agents. In case at any time any paying agent other than the Trustee shall be appointed by the Issuer and be then acting hereunder, the term "Trustee" as used in this
Article XIII in such case (unless the context shall otherwise require) be construed as extending to and including such paying agent within its meaning as fully for all intents and purposes as if such paying agent were named in this Article XIII in place of the Trustee.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to
be duly executed as of          .

                           REDIFF.COM INDIA LIMITED


                           By:
                              -----------------------------------------
                              Name:
                              Title:


                           [CITIBANK, N.A.],
                           as Trustee


                           By:
                              -----------------------------------------
                              Name:
                              Title: